Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION Case Name: Office Properties Income Trust, et al. 1 Petition Date: October 30, 2025 Case Number: 25-90530 (CML) GLOBAL NOTES AND STATEMENTS OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING DEBTORS’ MONTHLY OPERATING REPORT The accompanying Monthly Operating Report (the “MOR”) has been prepared by Office Properties Income Trust and its debtor affiliates, as debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”). On October 30, 2025 (the “Petition Date”), the Debtors commenced these Chapter 11 Cases by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 25-90530 (CML). The Debtors are authorized to operate their business as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR accompanying these global notes (the “Global Notes”). 1. General Methodology. The Debtors are filing this MOR solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee for Region 7 (the “U.S. Trustee”) and applicable bankruptcy reporting guidelines. The financial and supplemental information contained in these Global Notes is unaudited, limited in scope, and is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder, nor is it intended to fully reconcile to the consolidated financial statements prepared by the Debtors. These Global Notes contain information that is applicable to each MOR filed in the Chapter 11 Cases contemporaneously herewith. Accordingly, the financial information presented in the MORs is subject to further review, adjustment, and reclassification as additional information becomes available. This MOR should not be relied upon for valuation, investment, or any other purpose other than compliance with the applicable reporting guidelines noted above. 2. Basis of Presentation. In preparing this MOR, the Debtors relied on financial data available from the books and records available to them at the time of such preparation, but 1 A complete list of the Debtors in the Chapter 11 Cases may be obtained on the website of the Debtors’ claims and noticing agent at https://restructuring.ra.kroll.com/OPI. The Debtors’ mailing address is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634. Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 1 of 52

2 this MOR and financial data do not reflect in all circumstances presentation for U.S. GAAP. Asset values reflected in this MOR are book values and not based upon any contemporaneous valuation. Although the Debtors made commercially reasonable efforts to ensure the accuracy and completeness of this MOR, inadvertent errors or omissions may exist. The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future. Each signatory to this MOR has necessarily relied upon the efforts, statements, advice and representations of personnel of the Debtors and the Debtors’ advisors and professionals. Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in this MOR. 3. Reporting Period. Unless otherwise noted herein, this MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. For purposes of this MOR for the reporting period ending March 31, 2026, the Debtors have included cash receipts and disbursements processed from April 1, 2026 through April 3, 2026. The reason for including these first three days of April 2026 is because the Debtors track and report cash activity on a week-end basis, and these first three days of April fell on Wednesday through Friday of the week. Excluding these final three days of the week would be highly burdensome relative to the limited additional precision that would be achieved by such separation. Accordingly, all cash activity through the week ended April 3, 2026 has been included in this MOR, and such activity, when duplicative, will be excluded from the Debtors’ subsequent reporting period.. 4. Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non‐bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information. 5. Payment of Prepetition Claims Pursuant to First Day Orders. Pursuant to various "first day" orders and any supplements or amendments to such orders entered by the Bankruptcy Court (each, a “First Day Order,” and collectively, the “First Day Orders”), the Debtors and their estates are authorized or expect to be authorized to pay certain prepetition claims, including, without limitation: a. Essential Claims, as defined in the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Claims of (A) Health, Safety, and Environmental Providers, (B) Lien Claimants, and (C) 503(b)(9) Claimants; (II) Confirming Administrative Expense Priority of Outstanding Prepetition Orders; (III) Authorizing Financial Institutions to Honor and Process Related Checks and Transfers; and (IV) Granting Related Relief [Docket No. 440]; Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 2 of 52

3 b. Tenant Obligations, as defined in the Order (I) Authorizing the Debtors to Pay Tenant Obligations and (II) Granting Related Relief [Docket No. 92]; c. Insurance Obligations, as defined in the Order (I) Authorizing Debtors to (A) Continue Insurance Programs, and (B) Pay All Obligations with Respect Thereto; and (II) Granting Related Relief [Docket No. 95]; d. Taxes and Fees, as defined in the Order (I) Authorizing Debtors to Pay Certain Prepetition Taxes and Fees; and (II) Granting Related Relief [Docket No. 96]; e. Adequate Assurance Deposits and Administrative Fees, as defined in the Order (I) Approving Debtors’ Proposed Form of Adequate Assurance of Payment to Utility Providers; (II) Establishing Procedures For Resolving Objections by Utility Providers; (III) Prohibiting Utility Providers From Altering, Refusing, or Discontinuing Service; and (IV) Granting Related Relief [Docket No. 97]; and f. Account Fees, as defined in the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, and (C) Continue Intercompany Transactions; and (II) Granting Related Relief [Docket No. 438] (the “Final Cash Management Order”). If any payments were made following the commencement of the Chapter 11 Cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in this MOR unless otherwise noted. 6. Liabilities Subject to Compromise. The amounts currently classified as liabilities subject to compromise reflect the accounting impact of ASC 852, Reorganizations, effective from the Petition Date. Following adoption of this accounting standard, certain prepetition liabilities have been reclassified and collated as a liability subject to compromise. The amounts currently classified as subject to compromise do not reflect the claimant value but reflects the best estimate as at the reporting date. When claims are received and reconciled, adjustments will be made prospectively. 7. Reservation of Rights. The Debtors hereby reserve all rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation, or other statement in the MORs. The Debtors reserve all rights to amend or supplement the MORs in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in the MORs shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases. 8. Insiders and Affiliates. In the circumstances where the MORs require information regarding “insiders” or “affiliates,” the Debtors may include information with respect to the individuals and entities whom the Debtors believe may be argued to fall within the definition of “insider” set forth in section 101(31) of the Bankruptcy Code or “affiliate” set forth in section 101(2) of the Bankruptcy Code, as applicable, during the relevant time periods. The listing or omission of a party as an “insider” or “affiliate” for the purposes of Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 3 of 52

4 the MOR is for informational purposes and is not intended to be nor should be construed as an admission that those parties are insiders or affiliates for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code. Information regarding the individuals or entities listed as insiders or affiliates in the MORs may not be used for: (a) the purposes of determining (i) control of the Debtors; (ii) the extent to which any individual or entity exercised management responsibilities or functions; (iii) corporate decision-making authority over the Debtors; or (iv) whether such individual or entity (or the Debtors) could successfully argue that they are not an insider or affiliate under applicable law, including the Bankruptcy Code and federal securities laws, or with respect to any theories of liability or (b) any other purpose. Furthermore, certain of the individuals or entities identified as insiders or affiliates may not have been insiders or affiliates for the entirety of the twelve-month period before the Petition Date, but the Debtors have included them herein out of an abundance of caution. The Debtors reserve all rights with respect thereto. For the avoidance of doubt, the Debtors do not employ any employees. 9. Specific MOR Disclosures. Notes to Part 1: Cash Receipts and Disbursements • The Debtors use a consolidated cash management system through which the Debtors pay substantially all liabilities and expenses. A more complete description of the Debtors’ Cash Management System is set forth in the Emergency Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, and (C) Continue Intercompany Transactions; and (II) Granting Related Relief [Docket No. 21] (the “Cash Management Motion”) filed on October 31, 2025. • Receipts primarily consist of rental income collections, supplemented by cash inflows from asset sales and from proceeds from financing activity reflected on the MOR of Debtor Office Properties Income Trust. • The Debtors have endeavored to allocate receipts and disbursements to the appropriate legal entity based on the underlying transaction, even if the associated cash flow occurred through a different Debtor’s bank account. o Rent and other receipts are attributed to the appropriate Debtor entity receiving the rent and other receipts, regardless of the receiving bank account. o Similarly, disbursements are attributed to the invoiced entity, irrespective of the entity making the payment. • Receipts and disbursements processed through Sonesta-controlled bank accounts, as described in the Cash Management Motion, are included in the cash receipts and disbursements calculations. However, because these bank accounts are not controlled by Debtor 20 Mass Ave TRS Inc., the related ending cash balances are excluded to reconcile to the Debtor’s book ending cash balance. • Disbursements related to professional fees that are transferred into the professional fee reserve account are included in cash disbursements at the time the amounts are transferred to such account. Notwithstanding the foregoing, such amounts remain Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 4 of 52

5 included in the ending cash balance until ultimately disbursed from the professional fee reserve account. • Receipts and disbursements from non-Debtor entities have been excluded, even if such transactions pass through Debtor bank accounts, as they are not attributable to the Debtors. However, receipts and disbursements related to the Non-Debtor Mortgages, as defined in the Declaration of John R. Castellano in Support of Chapter 11 Petitions and First Day Relief [Docket No. 26] (the “First Day Declaration”), are included in the Cash and Cash Equivalents of Office Properties Income Trust. • Based on guidance received from the Office of the United States Trustee, reported cash receipts and disbursements should exclude intercompany transactions. Therefore, for those Debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11 MOR Part 1 may not equal the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. Notes to Part 2: Asset and Liability Status • The amounts identified in Part 2 of this MOR are derived from the Debtors’ unaudited and estimated balance sheets. Please refer to the notes above for information regarding presentation and limitations that may exist in this MOR. • The Debtors report cash on their balance sheets in Cash and cash equivalents and in Restricted cash. Restricted cash includes cash subject to legal or contractual restrictions, such as property level reserves, professional fee escrows, utility deposits, DIP Facility-related balances, and other escrowed amounts. • The funded secured and unsecured debt amounts identified in Part 2 of the MOR are derived from the Debtors’ unaudited and estimated balance sheets. Such amounts do not reflect the Debtors’ view as to the amount of any claim and the Debtors reserve all rights with respect to any asserted claim amounts. Accordingly, there may be differences between such amounts asserted in the MORs and any corresponding amounts stated in the Debtors’ statements of financial affairs and schedules of assets and liabilities. • While receipts and disbursements processed through Sonesta-controlled bank accounts are included in the cash activity for Debtor 20 Mass Ave TRS Inc., the balance sheet only includes the cumulative net income from the tenant hotel business once excess cash from the Sonesta-controlled bank accounts is transferred to Debtor 20 Mass Ave TRS Inc. as described in the Cash Management Motion pursuant to the Sonesta Management Agreement as defined in the First Day Declaration. • Amounts reported in “Liabilities Subject to Compromise” include intercompany balances. Intercompany balances have not been eliminated between Debtors for MOR reporting purposes. Notes to Part 4: Income Statement (Statement of Operations) • The income statement included in this MOR reflects month-to-date results. This clarification is provided for the avoidance of doubt. Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 5 of 52

6 • While receipts and disbursements processed through Sonesta-controlled bank accounts are included in the cash activity for Debtor 20 Mass Ave TRS Inc., the income statement only includes the net gain/loss from the tenant hotel business once excess cash from the Sonesta-controlled bank accounts is transferred to Debtor 20 Mass Ave TRS Inc. as further described in the Cash Management Motion and the First Day Declaration. • Please refer to the notes above for information about presentation and limitations that may exist in the MOR. Notes to Part 5: Professional Fees • Debtor professional fees are recorded at the paying Debtor – Office Properties Income Trust - and are not further allocated to individual legal entities. Notes to Part 6: Postpetition Taxes • In the ordinary course of business, the Debtors are obligated to pay, among other taxes, sales and use, property, and income taxes, and various other governmental charges, fees, and assessments (collectively, the “Taxes and Fees”). • The Debtors believe that they are current with respect to any postpetition Taxes and Fees that have come due. Notes to Part 7: Questionnaire • 7a – Payments on Prepetition Debt: As further described above, all payments made by the Debtors during the period were authorized under First Day Orders or the Final DIP Order (as defined below) granted by the Bankruptcy Court. • 7c – Payments to Insiders: The personnel and various services the Company requires to operate its business and properties are provided by The RMR Group LLC (“RMR”) pursuant to two agreements: a business management agreement (“RMR Management Agreement”) and a property management agreement (“RMR Property Management Agreement” and together, collectively, the “RMR Management Agreements”). As described in more detail in the First Day Declaration, the Debtors pay RMR for business management fees, property management fees, construction management fees, payroll reimbursement and accounts payable funding, regionwide expenses, and certain operating reimbursements. As discussed above, the Debtors reserve all rights with respect to the determination or status of RMR, and any other individual or entity listed herein, as an “insider” as defined in section 101(13) of the Bankruptcy Code or an affiliate as defined in section 101(2) of the Bankruptcy Code. To the extent RMR is listed in the Payments to Insiders attachment, such inclusion is for informational purposes only and is not intended to be nor should be construed as an admission that Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 6 of 52

7 RMR is an Insider for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code. Additionally, as described in the First Day Declaration, the Debtors pay certain fees and reimbursements to Sonesta pursuant to the Sonesta Management Agreement. Accordingly, to the extent Sonesta is listed in the Payments to Insiders attachment, such inclusion is for informational purposes only and is not intended to be nor should be construed as an admission that Sonesta is an Insider for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code. • 7g – Postpetition Borrowing: On November 5, 2025, the Bankruptcy Court entered the Interim Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief [Docket No. 150] (the “Interim DIP Order”) authorizing the Debtors to enter into the DIP Documents (as defined in the Interim DIP Order) and obtain post-petition borrowing thereunder. On November 6, 2025, in accordance with the Interim DIP Order, the Debtors drew $10 million under the DIP Facility, net any fees payable to the DIP Agent and the DIP Lenders (each as defined in the Interim DIP Order). The Debtors received $9.7 million on November 6, 2025 into their Segregated Account (as defined in the Interim DIP Order). The Bankruptcy Court held the Final Hearing (as defined in the Final DIP Order) on January 28, 2026 and January 29, 2026, and on February 4, 2026, entered the Final Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; and (IV) Granting Related Relief (the “Final DIP Order”). By February 6, 2026, in accordance with the terms of the Final DIP Order, the Debtors drew $75 million under the DIP Facility. The Debtors received $64.3 million on February 6, 2026 into their Segregated Account, net any fees payable to the DIP Agent and the DIP Lenders and the amount of the Tranche A2 Term Loan (as defined in the Final DIP Order). The remaining $10.7 million amount of the Tranche A2 Term Loan was syndicated to eligible participants of the DIP Facility. The syndication process terminated on February 26, 2026, at 5:00 p.m. (prevailing Eastern Time), and the Debtors received the $10.7 million Tranche A2 Term Loan on March 13, 2026. Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 7 of 52

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF Texas Houston In Re. Office Properties Income Trust Debtor(s) § § § § Case No. 25-90530 Lead Case No. 25-90530 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 03/31/2026 Petition Date: 10/30/2025 Months Pending: 5 Industry Classification: 5 3 1 1 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Timothy A. (“Tad”) Davidson II 04/30/2026 Timothy A. (“Tad”) Davidson II 600 Travis Street, Suite 4200, Houston, TX 77002 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 8 of 52

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 9 of 52

Debtor's Name Office Properties Income Trust Case No. 25-90530

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$83,285,161	
b.	Total receipts (net of transfers between accounts)	$10,796,013	$85,387,194
c.	Total disbursements (net of transfers between accounts)	$5,137,807	$23,628,638
d.	Cash balance end of month (a+b-c)	$88,943,367	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$5,137,807	$23,628,638

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$32,875,812
e.	Total assets	$3,602,915,320
f.	Postpetition payables (excluding taxes)	$150,917,040
g.	Postpetition payables past due (excluding taxes)	$2,750
h.	Postpetition taxes payable	$103,085
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$151,020,125
k.	Prepetition secured debt	$1,309,358,645
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$2,768,535,132
n.	Total liabilities (debt) (j+k+l+m)	$4,228,913,902
o.	Ending equity/net worth (e-n)	$-625,998,582

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$537,387	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$893,707	
i.	Taxes (local, state, and federal)	$-146,254	
j.	Reorganization items	$1,752,188	
k.	Profit (loss)	$-3,037,028	$-50,522,438

UST Form 11-MOR (12/01/2021) 2

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 10 of 52

Debtor's Name Office Properties Income Trust

Case No. 25-90530

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$9,716,005	$16,771,385	$9,716,005	$16,771,385
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Latham & Watkins LLP	Lead Counsel	$4,436,750	$8,878,343	$4,436,750	$8,878,343
	ii	Hunton Andrews Kurth LLP	Local Counsel	$562,512	$1,100,560	$562,512	$1,100,560
	iii	AP Services, LLC	Financial Professional	$3,443,039	$5,105,461	$3,443,039	$5,105,461
	iv	Quinn Emanuel Urquhart & Su	Special Counsel	$569,130	$789,755	$569,130	$789,755
	v	Moelis & Company LLC	Financial Professional	$388,338	$581,030	$388,338	$581,030
	vi	Sullivan & Worcester LLP	Special Counsel	$316,236	$316,236	$316,236	$316,236
	vii						
	viii						
	ix						
	x						
	xi						
	xii						
	xiii						
	xiv						
	xv						
	xvi						
	xvii						
	xviii						
	xix						
	xx						
	xxi						
	xxii						
	xxiii						
	xxiv						
	xxv						
	xxvi						
	xxvii						
	xxviii						
	xxix						
	xxx						
	xxxi						
	xxxii						
	xxxiii						
	xxxiv						
	xxxv						
	xxxvi						

UST Form 11-MOR (12/01/2021) 3

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Office Properties Income Trust Case No. 25-90530 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxviii Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 11 of 52

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 12 of 52

Debtor's Name Office Properties Income Trust Case No. 25-90530

	lxxix						
	lxxx						
	lxxxi						
	lxxxii						
	lxxxiii						
	lxxxiv						
	lxxxv						
	lxxxvi						
	lxxxvi						
	lxxxvi						
	lxxxix						
	xc						
	xci						
	xcii						
	xciii						
	xciv						
	xcv						
	xcvi						
	xcvii						
	xcviii						
	xcix						
	c						
	ci						

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$33,107	$246,759	$33,107	$246,759
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Benesch Friedlander Coplan & A	Special Counsel	$0	$463	$0	$463
	ii	Broadspire Services Inc	Other	$84	$168	$84	$168
	iii	Cox, Castle & Nicholson LLP	Special Counsel	$5,102	$11,612	$5,102	$11,612
	iv	Deloitte & Touche LLP	Other	$0	$195,468	$0	$195,468
	v	Fairfield and Woods PC	Special Counsel	$0	$345	$0	$345
	vi	Goulston & Storrs PC	Special Counsel	$0	$556	$0	$556
	vii	Klehr Harrison Harvey Branzbu	Special Counsel	$3,191	$11,811	$3,191	$11,811
	viii	Ryan, LLC	Other	$2,288	$3,894	$2,288	$3,894
	ix	Deloitte Tax LLP	Other	$8,942	$8,942	$8,942	$8,942
	x	Meridian Insights	Other	$13,500	$13,500	$13,500	$13,500
	xi						
	xii						
	xiii						
	xiv						

UST Form 11-MOR (12/01/2021) 5

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Office Properties Income Trust Case No. 25-90530 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 13 of 52

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 14 of 52

Debtor's Name Office Properties Income Trust Case No. 25-90530

	lvii						
	lviii						
	lix						
	lx						
	lxi						
	lxii						
	lxiii						
	lxiv						
	lxv						
	lxvi						
	lxvii						
	lxviii						
	lxix						
	lxx						
	lxxi						
	lxxii						
	lxxiii						
	lxxiv						
	lxxv						
	lxxvi						
	lxxvii						
	lxxviii						
	lxxix						
	lxxx						
	lxxxi						
	lxxxii						
	lxxxiii						
	lxxxiv						
	lxxxv						
	lxxxvi						
	lxxxvi						
	lxxxvi						
	lxxxix						
	xc						
	xci						
	xcii						
	xciii						
	xciv						
	xcv						
	xcvi						
	xcvii						
	xcviii						

UST Form 11-MOR (12/01/2021) 7

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 15 of 52

Debtor's Name Office Properties Income Trust Case No. 25-90530

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$16,536,932	$23,805,962	$16,536,932	$23,805,962

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○	No ◉		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ◉		
c.	Were any payments made to or on behalf of insiders?	Yes ◉	No ○		
d.	Are you current on postpetition tax return filings?	Yes ◉	No ○		
e.	Are you current on postpetition estimated tax payments?	Yes ◉	No ○		
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉	No ○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ◉	No ○		
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ◉	No ○	N/A ○	
i.	Do you have: Worker's compensation insurance?	Yes ○	No ◉		
	If yes, are your premiums current?	Yes ○	No ○	N/A ◉	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉	No ○		
	If yes, are your premiums current?	Yes ◉	No ○	N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ◉	No ○		
	If yes, are your premiums current?	Yes ◉	No ○	N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ◉	No ○		
k.	Has a disclosure statement been filed with the court?	Yes ◉	No ○		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉	No ○		

UST Form 11-MOR (12/01/2021) 8

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 16 of 52

Debtor's Name Office Properties Income Trust | Case No. 25-90530

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ John R. Castellano
Signature of Responsible Party

John R. Castellano
Printed Name of Responsible Party

Chief Restructuring Officer
Title

04/30/2026
Date

UST Form 11-MOR (12/01/2021) 9

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 17 of 52

Debtor's Name Office Properties Income Trust

Case No. 25-90530

PageOnePartOne

PageOnePartTwo

PageTwoPartOne

PageTwoPartTwo

UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Office Properties Income Trust Case No. 25-90530 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 18 of 52

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Office Properties Income Trust Case No. 25-90530 PageFour PageThree Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 19 of 52

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 20 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	Case No. 25-90530 (CML)
Office Properties Income Trust, et al.	Reporting Period: March 1, 2026 through March 31, 2026
Debtors	

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 3/1/2026 through 3/31/2026
(See Global Notes for Additional Details)

	Office Properties Income Trust	Government Properties Income Trust LLC	112 Ave Miami LLC	20 Mass Ave TRS Inc.	3400 Plano TX LLC	440 First Street LLC	ACP East LLC	Bayside Pkwy Fremont 2 LLC	Burt Street Omaha LLC	Clay Holdco LLC
	Case No. 25-90530	Case No. 25-90536	Case No. 25-90551	Case No. 25-90565	Case No. 25-90555	Case No. 25-90570	Case No. 25-90573	Case No. 25-90532	Case No. 25-90556	Case No. 25-90576
Rent and Other Receipts	120,996	496,617	575,306	3,089,106	273,386	908,737	61,239	38,077	322,646	-
Operating Disbursements										
Payroll & Benefits	-	(22,415)	(10,371)	-	(5,022)	(41,111)	(6,569)	(7,389)	(4,781)	-
Property and Other Taxes	-	(1,167,981)	76,396	-	-	-	-	(121,181)	-	-
Property Management Fees	-	(13,735)	(8,286)	-	(4,101)	(19,470)	(1,580)	(1,303)	(5,869)	-
Business Management Fee	-	(60,310)	(5,660)	-	(6,229)	(17,458)	(1,722)	(2,897)	(3,592)	-
Insurance	-	186	17	-	19	54	5	9	11	-
Utilities	-	(39,340)	(35,806)	-	-	(48,536)	(5,959)	-	-	-
Maintenance & Other Expenses	13,484	(192,541)	(22,381)	-	(6)	(47,856)	(13,371)	(2,266)	(9,646)	-
Corporate G&A	8,410	13,895	(1,754)	-	(1,930)	(5,409)	(534)	(898)	(1,113)	-
Total Operating Disbursements	*21,893*	*(1,482,241)*	*(7,846)*	-	*(17,269)*	*(179,787)*	*(29,729)*	*(135,923)*	*(24,990)*	-
Total Capex	-	*(50,000)*	-	-	-	*(158,771)*	-	-	-	-
Total Hotel Disbursements	-	-	-	(3,337,207)	-	-	-	-	-	-
Net Cash Flow From Operations	142,889	(1,035,624)	567,460	(248,100)	256,117	570,179	31,509	(97,846)	297,656	-
Non-Operating Disbursements										
Debt Service	(1,602,463)	-	-	-	-	-	-	-	-	-
Professional Fees	(3,557,238)	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	(224,349)	(2)	-	(2)	(5)	(1)	(1)	(1)	-
First Day Motions - Vendors	-	(186)	(17)	-	(19)	(570)	(5)	(9)	(11)	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(5,159,701)	(224,535)	(19)	-	(21)	(575)	(6)	(10)	(12)	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	(5,016,812)	(1,260,160)	567,441	(248,100)	256,095	569,604	31,503	(97,856)	297,644	-
DIP Proceeds	10,675,017	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	5,658,205	(1,260,160)	567,441	(248,100)	256,095	569,604	31,503	(97,856)	297,644	-
Beg. Cash Balance	83,285,161	8,614,316	-	954,761	-	2,703,335	-	-	-	-
(+/-) Net Cash Flow After Financing	5,658,205	(1,260,160)	567,441	(248,100)	256,095	569,604	31,503	(97,856)	297,644	-
MOR Part 1 d. Cash Balance	**$ 88,943,366**	**$ 7,354,156**	**$ 567,441**	**$ 706,660**	**$ 256,095**	**$ 3,272,939**	**$ 31,503**	**$ (97,856)**	**$ 297,644**	**$ -**
(+/-) Net Cash Flow from/to CMBS	1,495,767	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	249,235	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	(9,545,872)	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	(48,017,449)	4,538,134	(567,441)	-	(256,095)	(222,504)	(31,503)	97,856	(297,644)	-
Cash Balance End of Period, Book	**$ 32,875,812**	**$ 11,892,290**	**$ -**	**$ 955,896**	**$ -**	**$ 3,050,435**	**$ -**	**$ -**	**$ -**	**$ -**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 21 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 3/1/2026 through 3/31/2026
(See Global Notes for Additional Details)

	Clay Road Houston LLC	CRI SIR LLC	Elliott Ave Seattle LLC	Ewing Holdco LLC	First Potomac DC Holdings, LLC	FP 11 Dupont Circle, LLC	FP 1211 Connecticut Avenue, LLC	FP 1401 K, LLC	FP 1775 Wiehle Avenue, LLC	FP 540 Gaither, LLC
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Rent and Other Receipts	204,725	-	688,384	-	-	982,287	227,724	631,436	540,048	210,005
Operating Disbursements										
Payroll & Benefits	(3,522)	-	(44,167)	-	-	(28,472)	(37,292)	(42,809)	(18,329)	(17,925)
Property and Other Taxes	-	-	-	-	-	-	-	-	-	-
Property Management Fees	(6,142)	-	(21,307)	-	-	(16,681)	(3,477)	(10,554)	(8,413)	(8,364)
Business Management Fee	(6,164)	-	(56,386)	-	-	(20,501)	(12,977)	(15,803)	(7,924)	(7,381)
Insurance	19	-	174	-	-	63	40	49	24	23
Utilities	-	-	(41,331)	-	-	(109,218)	(49,053)	(20,101)	(18,624)	(19,717)
Maintenance & Other Expenses	(624)	-	(43,909)	-	-	(64,453)	(58,960)	(37,595)	(66,888)	(52,745)
Corporate G&A	(1,910)	-	(17,471)	-	-	(6,352)	(4,021)	(4,897)	(2,455)	(2,287)
Total Operating Disbursements	*(18,342)*	-	*(224,398)*	-	-	*(245,615)*	*(165,739)*	*(131,710)*	*(122,609)*	*(108,397)*
Total Capex	-	-	-	-	-	-	*(32,069)*	*(3,784)*	-	*(165)*
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	186,383	-	463,986	-	-	736,673	29,915	495,941	417,439	101,443
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	(2)	-	(17)	-	-	(6)	(4)	(5)	(2)	(2)
First Day Motions - Vendors	(19)	-	(573)	-	-	(63)	(40)	(49)	(24)	(303)
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(21)	-	(590)	-	-	(70)	(44)	(54)	(27)	(306)
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	186,362	-	463,396	-	-	736,603	29,871	495,888	417,412	101,138
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	186,362	-	463,396	-	-	736,603	29,871	495,888	417,412	101,138
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	186,362	-	463,396	-	-	736,603	29,871	495,888	417,412	101,138
MOR Part 1 d. Cash Balance	**$ 186,362**	**$ -**	**$ 463,396**	**$ -**	**$ -**	**$ 736,603**	**$ 29,871**	**$ 495,888**	**$ 417,412**	**$ 101,138**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	(186,362)	-	(463,396)	-	-	(736,603)	(29,871)	(495,888)	(417,412)	(101,138)
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 22 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 3/1/2026 through 3/31/2026
(See Global Notes for Additional Details)

	FP 6310 Hillside Center, LLC Case No. 25-90594	FP 6315 Hillside Center, LLC Case No. 25-90543	FP 840 First Street, LLC Case No. 25-90587	FP Atlantic Corporate Park, LLC Case No. 25-90531	FP Patuxent Parkway, LLC Case No. 25-90546	FP Redland Technology Center LLC Case No. 25-90533	FP Sterling Park Land, LLC Case No. 25-90596	GOV Lake Fairfax Inc. Case No. 25-90599	GOV Lakewood Properties Trust Case No. 25-90560	GOV NEW OPPTY LP Case No. 25-90564
Rent and Other Receipts	166,011	22,550	298,740	1,486,726	320,748	1,473,031	-	-	-	-
Operating Disbursements										
Payroll & Benefits	(8,781)	(6,462)	(37,494)	(36,234)	(24,418)	(38,378)	-	(10,107)	(12,754)	-
Property and Other Taxes	-	-	-	-	-	-	-	-	(56,394)	-
Property Management Fees	(4,533)	(630)	(5,632)	(12,571)	(5,811)	(34,702)	-	-	-	-
Business Management Fee	(1,050)	(1,118)	(27,589)	(10,141)	(6,083)	(20,155)	(234)	(14,956)	(5,617)	-
Insurance	3	3	85	31	19	62	1	46	17	-
Utilities	(16,342)	(7,259)	(73,534)	(34,149)	(92,110)	(336,280)	-	(19,852)	(13,031)	-
Maintenance & Other Expenses	(25,844)	(25,093)	(25,526)	(61,012)	(73,003)	(154,458)	-	(21,405)	(7,539)	-
Corporate G&A	(325)	(346)	(8,548)	(3,142)	(1,885)	(6,245)	(73)	(4,634)	(1,740)	-
Total Operating Disbursements	*(56,873)*	*(40,904)*	*(178,238)*	*(157,218)*	*(203,292)*	*(590,156)*	*(306)*	*(70,908)*	*(97,058)*	-
Total Capex	-	-	-	-	-	-	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	109,138	(18,354)	120,502	1,329,509	117,456	882,875	(306)	(70,908)	(97,058)	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	(0)	(0)	(8)	(3)	(2)	(6)	(0)	(5)	(2)	-
First Day Motions - Vendors	(3)	(3)	(85)	(31)	(19)	(62)	(1)	(46)	(17)	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(4)	(4)	(94)	(34)	(21)	(68)	(1)	(51)	(19)	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	109,134	(18,358)	120,408	1,329,474	117,435	882,807	(307)	(70,959)	(97,077)	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	109,134	(18,358)	120,408	1,329,474	117,435	882,807	(307)	(70,959)	(97,077)	-
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	109,134	(18,358)	120,408	1,329,474	117,435	882,807	(307)	(70,959)	(97,077)	-
MOR Part 1 d. Cash Balance	**$ 109,134**	**$ (18,358)**	**$ 120,408**	**$ 1,329,474**	**$ 117,435**	**$ 882,807**	**$ (307)**	**$ (70,959)**	**$ (97,077)**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	(109,134)	18,358	(120,408)	(1,329,474)	(117,435)	(882,807)	307	70,959	97,077	-
Cash Balance End of Period, Book	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 23 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 3/1/2026 through 3/31/2026
(See Global Notes for Additional Details)

	GOV NEW OPPTY LP REIT	GOV NEW OPPTY REIT	GPT Properties LLC	GPT Properties Trust	Grand Oak Circle Tampa LLC	Jan Davis Huntsville LLC	OPI 25 Exchange LLC	OPI AL Properties LLC	OPI BND Holdings Trust	OPI BND Properties LLC
	Case No. 25-90562	Case No. 25-90567	Case No. 25-90538	Case No. 25-90541	Case No. 25-90544	Case No. 25-90552	Case No. 25-90547	Case No. 25-90569	Case No. 25-90572	Case No. 25-90574
Rent and Other Receipts	-	-	60,875	1,982,902	349,319	252,464	1,219,491	575,644	-	4,685,304
Operating Disbursements										
Payroll & Benefits	-	-	(7,484)	(107,420)	(11,205)	(4,393)	(48,209)	(17,968)	-	(166,399)
Property and Other Taxes	-	-	-	(481,166)	-	-	-	-	-	(660,391)
Property Management Fees	-	-	(833)	(43,209)	(12,000)	(3,020)	(20,210)	(8,354)	-	(132,870)
Business Management Fee	-	-	(2,191)	(33,796)	(2,879)	(1,898)	(19,045)	(5,350)	-	(73,241)
Insurance	-	-	7	473	9	6	59	17	-	226
Utilities	-	-	(2,432)	(140,909)	(9,312)	-	(38,251)	(26,631)	-	(150,399)
Maintenance & Other Expenses	-	-	(8,773)	(183,969)	(43,881)	(4)	(154,360)	(53,343)	-	(364,169)
Corporate G&A	-	-	(679)	(10,472)	(892)	(588)	(31,371)	(1,658)	-	(29,106)
Total Operating Disbursements	-	-	*(22,384)*	*(1,000,467)*	*(80,161)*	*(9,899)*	*(311,388)*	*(113,288)*	-	*(1,576,350)*
Total Capex	-	-	*(2,600)*	*(13,500)*	-	-	-	-	-	*(484,166)*
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	-	-	35,891	968,935	269,158	242,565	908,103	462,356	-	2,624,787
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	(3,396,201)	-	-	(11,250,000)
Professional Fees	-	-	-	-	-	-	(7,175,707)	-	-	(1,715,082)
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	-	(1)	(92,244)	(1)	(1)	(6)	(2)	-	(22)
First Day Motions - Vendors	-	-	(7)	(104)	(9)	(6)	(417)	(17)	-	(371)
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	-	(7)	(92,349)	(10)	(6)	(10,572,332)	(18)	-	(12,965,475)
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	-	-	35,884	876,586	269,149	242,558	(9,664,229)	462,338	-	(10,340,688)
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	-	-	35,884	876,586	269,149	242,558	(9,664,229)	462,338	-	(10,340,688)
Beg. Cash Balance	-	-	-	-	-	-	12,709	-	-	7,857,863
(+/-) Net Cash Flow After Financing	-	-	35,884	876,586	269,149	242,558	(9,664,229)	462,338	-	(10,340,688)
MOR Part 1 d. Cash Balance	**$ -**	**$ -**	**$ 35,884**	**$ 876,586**	**$ 269,149**	**$ 242,558**	**$ (9,651,519)**	**$ 462,338**	**$ -**	**$ (2,482,825)**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	-	-	(35,884)	(876,586)	(269,149)	(242,558)	9,673,695	(462,338)	-	11,521,730
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 22,176**	**$ -**	**$ -**	**$ 9,038,905**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 24 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 3/1/2026 through 3/31/2026
(See Global Notes for Additional Details)

	OPI Notex Holdings Trust	OPI Notex Properties LLC	OPI TRS Inc.	OPI WF Borrower LLC	OPI WF Holding LLC	OPI WF Owner LLC	Primerica Holdco LLC	Santa Clara (Walsh) LLC	SC Merger Sub LLC	Schrock Road Columbus LLC
	Case No. 25-90554	Case No. 25-90550	Case No. 25-90529	Case No. 25-90577	Case No. 25-90580	Case No. 25-90583	Case No. 25-90586	Case No. 25-90589	Case No. 25-90591	Case No. 25-90553
Rent and Other Receipts	-	4,830,162	-	-	-	11,384,453	-	228,803	-	41,286
Operating Disbursements										
Payroll & Benefits	-	(194,784)	-	-	-	(426,021)	-	(6,171)	-	(5,304)
Property and Other Taxes	-	(168,708)	-	-	-	(387,419)	-	(178,830)	-	-
Property Management Fees	-	(135,781)	-	-	-	(266,480)	-	(6,626)	-	(1,245)
Business Management Fee	-	(92,187)	-	-	-	(200,252)	-	(5,615)	-	(1,304)
Insurance	-	285	-	-	-	577	-	17	-	4
Utilities	-	(415,379)	-	-	-	(524,732)	-	-	-	-
Maintenance & Other Expenses	-	(560,155)	-	-	-	(1,280,596)	-	(1,762)	-	(256)
Corporate G&A	-	(72,750)	-	-	-	(62,049)	-	(1,740)	-	(404)
Total Operating Disbursements	-	*(1,639,459)*	-	-	-	*(3,146,972)*	-	*(200,726)*	-	*(8,508)*
Total Capex	-	*(1,831,641)*	-	-	-	*(197,132)*	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	-	1,359,063	-	-	-	8,040,349	-	28,077	-	32,778
Non-Operating Disbursements										
Debt Service	-	(22,687,463)	-	-	-	(7,551,027)	-	-	-	-
Professional Fees	-	(5,323,485)	-	-	-	(1,627,993)	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	-	(28)	-	-	-	(4,389,427)	-	(2)	-	(0)
First Day Motions - Vendors	-	(980,312)	-	-	-	(3,159)	-	(17)	-	(4)
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	(28,991,288)	-	-	-	(13,571,607)	-	(19)	-	(4)
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	-	(27,632,225)	-	-	-	(5,531,258)	-	28,058	-	32,774
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	-	(27,632,225)	-	-	-	(5,531,258)	-	28,058	-	32,774
Beg. Cash Balance	-	72	-	-	-	12,788,006	-	-	-	-
(+/-) Net Cash Flow After Financing	-	(27,632,225)	-	-	-	(5,531,258)	-	28,058	-	32,774
MOR Part 1 d. Cash Balance	**$ -**	**$ (27,632,153)**	**$ -**	**$ -**	**$ -**	**$ 7,256,749**	**$ -**	**$ 28,058**	**$ -**	**$ 32,774**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	-	27,757,876	-	-	-	472,610	-	(28,058)	-	(32,774)
Cash Balance End of Period, Book	**$ -**	**$ 125,723**	**$ -**	**$ -**	**$ -**	**$ 7,729,359**	**$ -**	**$ -**	**$ -**	**$ -**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 25 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 3/1/2026 through 3/31/2026
(See Global Notes for Additional Details)

	SIR Campbell Place Inc.	**SIR Centennial LLC**	**SIR Colorado Springs LLC**	**SIR Fort Mill LLC**	**SIR GP Redwood City LLC**	**SIR Holdings Corporation**	**SIR Irving (Freeport) LLC**	**SIR Johnston LLC**	**SIR Omaha LLC**	**SIR Operating Partnership LP**
	Case No. 25-90535	Case No. 25-90595	Case No. 25-90598	Case No. 25-90559	Case No. 25-90561	Case No. 25-90563	Case No. 25-90539	Case No. 25-90566	Case No. 25-90568	Case No. 25-90571
Rent and Other Receipts	177,455	179,476	2,976	(56,280)	-	-	404,453	280,255	74,818	-
Operating Disbursements										
Payroll & Benefits	(8,680)	(16,358)	-	(4,834)	-	-	(4,396)	(5,043)	(7,685)	-
Property and Other Taxes	(112,410)	-	-	-	-	-	-	-	(19,439)	-
Property Management Fees	(3,117)	(2,116)	-	(2,086)	-	-	-	(8,408)	(1,230)	-
Business Management Fee	(3,952)	(8,097)	-	(1,961)	-	-	(18,968)	(8,215)	(8,899)	-
Insurance	12	25	-	6	-	-	(77,233)	25	28	-
Utilities	(1,521)	(19,173)	-	-	-	-	(100,273)	-	(12,688)	-
Maintenance & Other Expenses	(11,106)	(29,546)	(15,220)	(2,998)	-	-	(55,903)	(38)	(54,708)	-
Corporate G&A	(1,225)	(2,509)	3,095	(608)	-	-	(5,877)	(2,545)	(2,758)	-
Total Operating Disbursements	*(141,999)*	*(77,774)*	*(12,125)*	*(12,481)*	-	-	*(262,649)*	*(24,223)*	*(107,380)*	-
Total Capex	-	*(3,705)*	-	-	-	-	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	35,457	97,997	(9,148)	(68,761)	-	-	141,804	256,032	(32,562)	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	(1)	(2)	-	(1)	-	-	(6)	(2)	(262,715)	-
First Day Motions - Vendors	(12)	(25)	-	(6)	-	-	(2,046)	(25)	(37,569)	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(13)	(27)	-	(7)	-	-	(2,052)	(28)	(300,283)	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	35,443	97,969	(9,148)	(68,768)	-	-	139,752	256,004	(332,845)	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	35,443	97,969	(9,148)	(68,768)	-	-	139,752	256,004	(332,845)	-
Beg. Cash Balance	-	-	11,401,387	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	35,443	97,969	(9,148)	(68,768)	-	-	139,752	256,004	(332,845)	-
MOR Part 1 d. Cash Balance	**$ 35,443**	**$ 97,969**	**$ 11,392,239**	**$ (68,768)**	**$ -**	**$ -**	**$ 139,752**	**$ 256,004**	**$ (332,845)**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	(35,443)	(97,969)	981,158	68,768	-	-	(139,752)	(256,004)	332,845	-
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ 12,373,397**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 26 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 3/1/2026 through 3/31/2026
(See Global Notes for Additional Details)

	SIR Parsippany (Jefferson) LLC	SIR Philadelphia LLC	SIR Properties REIT LLC	SIR Properties Trust	SIR Redwood City LP	SIR REIT New Braunfels LLC	SIR REIT Plano LLC	SIR Rocklin (Office) LLC	SIR San Jose LLC	SIR Santa Clara LP
	Case No. 25-90542	Case No. 25-90549	Case No. 25-90575	Case No. 25-90579	Case No. 25-90582	Case No. 25-90545	Case No. 25-90585	Case No. 25-90588	Case No. 25-90548	Case No. 25-90592
Rent and Other Receipts	-	-	2,745,485	725,878	105,452	162,807	672,803	-	673,265	-
Operating Disbursements										
Payroll & Benefits	(12,622)	(3,846)	(71,264)	(22,577)	(6,171)	(10,640)	(17,122)	-	(4,451)	-
Property and Other Taxes	-	(429,010)	(297,298)	(120,353)	(255,765)	(7,549)	-	-	(264,095)	-
Property Management Fees	-	-	(45,650)	(14,425)	(355)	(4,796)	(10,431)	-	(10,053)	-
Business Management Fee	(7,433)	(16,832)	(18,736)	(12,351)	(7,458)	(3,302)	(5,286)	-	(7,393)	-
Insurance	23	52	58	38	23	10	(26)	-	23	-
Utilities	(34,623)	(95,651)	(52,391)	(16,861)	(10,904)	(16,902)	-	-	(2,027)	-
Maintenance & Other Expenses	(20,107)	(38,317)	(120,465)	(34,188)	(18,434)	(47,328)	(78,426)	-	(2,940)	(69)
Corporate G&A	(2,303)	(5,216)	(5,805)	(3,827)	(2,311)	(1,023)	(1,638)	-	(2,291)	-
Total Operating Disbursements	*(77,065)*	*(588,820)*	*(611,551)*	*(224,545)*	*(301,375)*	*(91,530)*	*(112,929)*	-	*(293,227)*	*(69)*
Total Capex	-	-	*(33,504)*	*(39,626)*	*(5,681)*	-	*(39,388)*	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	(77,065)	(588,820)	2,100,430	461,707	(201,604)	71,277	520,486	-	380,037	(69)
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	-	-	-	-	-	-	-	-	-	-
First Day Motions - Taxes	(2)	(5)	(6)	(4)	(2)	(1)	(2)	-	(2)	-
First Day Motions - Vendors	(59)	(52)	(21,432)	(38)	(23)	(10)	(16)	-	(23)	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(62)	(57)	(21,438)	(42)	(25)	(11)	(18)	-	(25)	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	(77,127)	(588,878)	2,078,992	461,665	(201,629)	71,266	520,469	-	380,012	(69)
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	(77,127)	(588,878)	2,078,992	461,665	(201,629)	71,266	520,469	-	380,012	(69)
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	(77,127)	(588,878)	2,078,992	461,665	(201,629)	71,266	520,469	-	380,012	(69)
MOR Part 1 d. Cash Balance	**$ (77,127)**	**$ (588,878)**	**$ 2,078,992**	**$ 461,665**	**$ (201,629)**	**$ 71,266**	**$ 520,469**	**$ -**	**$ 380,012**	**$ (69)**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-	-	-	-	-	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	77,127	588,878	(2,078,992)	(461,665)	201,629	(71,266)	(520,469)	-	(380,012)	69
Cash Balance End of Period, Book	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 27 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	**Case No. 25-90530 (CML)**
Office Properties Income Trust, et al.	Reporting Period: March 1, 2026 through March 31, 2026
Debtors	

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 3/1/2026 through 3/31/2026
(See Global Notes for Additional Details)

	SIR Westford LLC	**Twelve24 Atlanta LLC**	**West Java Sunnyvale LLC**
	Case No. 25-90597	Case No. 25-90600	Case No. 25-90601
Rent and Other Receipts	-	2,811,544	399,435
Operating Disbursements			
Payroll & Benefits	-	(29,229)	(3,899)
Property and Other Taxes	-	-	(204,781)
Property Management Fees	-	(45,354)	(11,174)
Business Management Fee	-	(35,593)	(5,822)
Insurance	-	110	(3,205)
Utilities	-	(68,262)	(634)
Maintenance & Other Expenses	-	(228,926)	(6,706)
Corporate G&A	-	(11,029)	(1,804)
Total Operating Disbursements	-	*(418,284)*	*(238,025)*
Total Capex	-	-	-
Total Hotel Disbursements	-	-	-
Net Cash Flow From Operations	-	2,393,260	161,410
Non-Operating Disbursements			
Debt Service	-	-	-
Professional Fees	-	-	-
Utility Deposits	-	-	-
First Day Motions - Taxes	-	(11)	(2)
First Day Motions - Vendors	-	(110)	(18)
First Day Motions - Return of Tenant Deposits	-	-	-
Total Non-Operating Disbursements	-	(121)	(20)
Asset Sales	-	-	-
Net Cash Flow	-	2,393,139	161,391
DIP Proceeds	-	-	-
Net Cash Flow After Financing	-	2,393,139	161,391
Beg. Cash Balance	-	-	-
(+/-) Net Cash Flow After Financing	-	2,393,139	161,391
MOR Part 1 d. Cash Balance	**$ -**	**$ 2,393,139**	**$ 161,391**
(+/-) Net Cash Flow from/to CMBS	-	-	-
(+/-) Sonesta Controlled Accounts Net Activity	-	-	-
(+/-) Professional Fee Reserve Net Activity	-	-	-
(+/-) Utility Disbursement Reserve Net Activity	-	-	-
(+/-) Intercompany Transactions, net and Cash In Transit	-	(2,393,139)	(161,391)
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ -**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 28 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 3/31/2026

	Office Properties Income Trust Case No. 25-90530	**Government Properties Income Trust LLC** Case No. 25-90536	**112 Ave Miami LLC** Case No. 25-90551	**20 Mass Ave TRS Inc.** Case No. 25-90565	**3400 Plano TX LLC** Case No. 25-90555	**440 First Street LLC** Case No. 25-90570	**ACP East LLC** Case No. 25-90573	**Bayside Pkwy Fremont 2 LLC** Case No. 25-90532	**Burt Street Omaha LLC** Case No. 25-90556	**Clay Holdco LLC** Case No. 25-90576
Cash and cash equivalents	2,263,832	11,865,226	-	955,896	-	-	-	-	-	-
Restricted cash	30,611,981	27,064	-	-	-	3,050,435	-	-	-	-
Rents receivable	-	1,453,351	887,413	317,490	291,049	3,772,160	113,942	2,876,007	1,903,023	-
Total Current Assets	**32,875,812**	**13,345,641**	**887,413**	**1,273,386**	**291,049**	**6,822,595**	**113,942**	**2,876,007**	**1,903,023**	**-**
Land	-	*14,589,447*	*4,798,130*	-	*4,543,015*	*27,903,162*	*2,477,233*	*10,783,527*	*2,819,172*	-
Buildings and improvements	-	*293,561,030*	*5,170,147*	-	*16,285,485*	*42,581,277*	*5,037,689*	*2,125,461*	*10,897,668*	-
Accumulated depreciation	-	*(86,963,629)*	*(1,431,173)*	-	*(3,317,922)*	*(9,163,181)*	*(1,479,093)*	*(349,333)*	*(1,781,905)*	-
Real estate properties (net)	-	221,186,848	8,537,104	-	17,510,577	61,321,258	6,035,829	12,559,655	11,934,935	-
Due from related parties	84,563,887	609,964,110	11,826,143	872,698	8,808,210	27,576,864	261,018	7,984,983	512,431	-
Deferred leasing costs (net)	-	-	-	-	891,996	3,828,790	110,815	2,320,056	1,317,593	-
Acquired real estate leases - net	-	-	130,264	-	1,824,103	2,452,800	-	1,153,382	-	-
Other assets (net)	3,485,475,621	(139,318,905)	(16,776,883)	548,000	(25,291,970)	(88,442,273)	(8,153,539)	(16,168,017)	4,170	-
Total Assets	**3,602,915,320**	**705,177,694**	**4,604,041**	**2,694,084**	**4,033,965**	**13,560,034**	**(1,631,936)**	**10,726,066**	**15,672,151**	**-**
Accounts payable and other liabilities	64,107,625	1,255,649	157,403	4,527,971	3,816	3,661,874	50,800	873,690	369,512	-
Due to related parties	-	7,931,242	-	-	-	129,409	-	54,662	-	-
Assumed real estate lease obligations (net)	-	-	-	-	940,664	-	-	-	-	-
Secured debt (net)	*368,278,145*	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	3,796,528,132	27,470	4,322	-	139	135,263	2,456	3,462	13,264,007	-
Total Liabilities	**4,228,913,901**	**9,214,362**	**161,725**	**4,527,971**	**944,620**	**3,926,546**	**53,256**	**931,814**	**13,633,519**	**-**
Common shares of beneficial interest	739,411	-	-	-	-	-	-	-	-	-
Additional paid in capital	2,658,636,481	-	-	-	-	-	-	-	-	-
Cumulative net income	(1,815,458,676)	695,863,332	4,442,316	(1,833,887)	3,089,345	9,633,488	(1,685,192)	9,794,253	2,038,632	-
Cumulative common distributions	(1,469,915,797)	100,000	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**(625,998,581)**	**695,963,332**	**4,442,316**	**(1,833,887)**	**3,089,345**	**9,633,488**	**(1,685,192)**	**9,794,253**	**2,038,632**	**-**
Total Liabilities and Shareholders' Equity	**3,602,915,320**	**705,177,694**	**4,604,041**	**2,694,084**	**4,033,965**	**13,560,034**	**(1,631,936)**	**10,726,066**	**15,672,151**	**-**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 29 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	**Case No. 25-90530 (CML)**
Office Properties Income Trust, et al.	Reporting Period: March 1, 2026 through March 31, 2026
Debtors	

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 3/31/2026

	Clay Road Houston LLC	**CRI SIR LLC**	**Elliott Ave Seattle LLC**	**Ewing Holdco LLC**	**First Potomac DC Holdings, LLC**	**FP 11 Dupont Circle, LLC**	**FP 1211 Connecticut Avenue, LLC**	**FP 1401 K, LLC**	**FP 1775 Wiehle Avenue, LLC**	**FP 540 Gaither, LLC**
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	652,944	-	4,195,313	-	-	6,418,861	1,924,954	2,560,203	786,693	(98,980)
Total Current Assets	**652,944**	**-**	**4,195,313**	**-**	**-**	**6,418,861**	**1,924,954**	**2,560,203**	**786,693**	**(98,980)**
Land	*5,494,791*	-	*26,639,923*	-	-	*28,254,691*	*30,387,895*	*29,215,662*	*4,137,884*	*10,740,463*
Buildings and improvements	*12,686,047*	-	*204,925,914*	-	-	*69,276,691*	*28,254,580*	*42,876,580*	*31,820,139*	*20,789,373*
Accumulated depreciation	*(3,327,818)*	-	*(28,578,507)*	-	-	*(20,014,420)*	*(7,823,671)*	*(13,086,040)*	*(8,115,811)*	*(4,942,308)*
Real estate properties (net)	14,853,020	-	202,987,330	-	-	77,516,963	50,818,805	59,006,202	27,842,212	26,587,528
Due from related parties	11,770,265	-	1,874,038	-	-	1,555,363	-	952,166	6,924,702	4,272,641
Deferred leasing costs (net)	248,439	-	1,630,749	-	-	3,068,458	704,012	798,899	761,351	414,184
Acquired real estate leases - net	-	-	-	-	-	775,973	498,968	833,177	575,345	275,805
Other assets (net)	(20,952,210)	-	(27,667,850)	-	-	(19,170,279)	(37,386,698)	(40,762,509)	(36,306,348)	(30,841,541)
Total Assets	**6,572,458**	**-**	**183,019,580**	**-**	**-**	**70,165,338**	**16,560,040**	**23,388,138**	**583,954**	**609,637**
Accounts payable and other liabilities	2,823	-	674,315	-	-	1,262,677	723,706	978,815	871,325	325,069
Due to related parties	-	-	-	-	-	-	145,937	-	-	-
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	400	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	51	-	207,148,216	-	5,734,868	79,763,059	25,442,645	35,763,338	16,363	35,448
Total Liabilities	**2,874**	**-**	**207,822,531**	**-**	**5,734,868**	**81,025,736**	**26,312,288**	**36,742,553**	**887,688**	**360,517**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	6,569,585	-	(24,802,951)	-	(5,734,868)	(10,860,399)	(9,752,248)	(13,354,415)	(303,734)	249,119
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**6,569,585**	**-**	**(24,802,951)**	**-**	**(5,734,868)**	**(10,860,399)**	**(9,752,248)**	**(13,354,415)**	**(303,734)**	**249,119**
Total Liabilities and Shareholders' Equity	**6,572,458**	**-**	**183,019,580**	**-**	**-**	**70,165,338**	**16,560,040**	**23,388,138**	**583,954**	**609,637**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 30 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 3/31/2026

	FP 6310 Hillside Center, LLC Case No. 25-90594	FP 6315 Hillside Center, LLC Case No. 25-90543	FP 840 First Street, LLC Case No. 25-90587	FP Atlantic Corporate Park, LLC Case No. 25-90531	FP Patuxent Parkway, LLC Case No. 25-90546	FP Redland Technology Center LLC Case No. 25-90533	FP Sterling Park Land, LLC Case No. 25-90596	GOV Lake Fairfax Inc. Case No. 25-90599	GOV Lakewood Properties Trust Case No. 25-90560	GOV NEW OPPTY LP Case No. 25-90564
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	494,766	39,440	1,756,726	1,663,066	615,039	4,501,470	-	-	-	-
Total Current Assets	**494,766**	**39,440**	**1,756,726**	**1,663,066**	**615,039**	**4,501,470**	**-**	**-**	**-**	**-**
Land	*1,423,645*	*2,012,902*	*42,726,334*	*5,750,957*	*3,125,956*	*12,714,223*	*1,267,184*	*5,033,407*	*584,662*	-
Buildings and improvements	*2,533,910*	*2,674,630*	*76,172,621*	*34,037,609*	*21,522,358*	*69,908,198*	-	*56,865,904*	*3,622,154*	-
Accumulated depreciation	*(775,988)*	*(808,789)*	*(17,144,700)*	*(7,957,918)*	*(5,201,295)*	*(15,434,768)*	-	*(17,199,823)*	*(228,061)*	-
Real estate properties (net)	3,181,568	3,878,744	101,754,256	31,830,648	19,447,019	67,187,654	1,267,184	44,699,488	3,978,755	-
Due from related parties	4,473,664	2,576,658	8,976,670	21,588,483	5,165,588	39,752,389	-	-	26,371,503	7,897,414
Deferred leasing costs (net)	25,818	11,538	726,102	1,826,943	338,338	4,049,195	-	-	-	-
Acquired real estate leases - net	626,902	-	-	-	212,802	659,998	-	-	-	-
Other assets (net)	(5,155,645)	(5,424,846)	(111,232,679)	(49,154,963)	(26,315,412)	(97,972,122)	4,750	(75,616,876)	(18,769,216)	(7,752,402)
Total Assets	**3,647,072**	**1,081,534**	**1,981,075**	**7,754,178**	**(536,627)**	**18,178,583**	**1,271,934**	**(30,917,388)**	**11,581,041**	**145,012**
Accounts payable and other liabilities	79,458	31,735	722,380	967,227	418,910	2,713,333	4,008	87,579	221,314	-
Due to related parties	-	36,980	53,247	-	-	-	1,429	494,497	242,829	-
Assumed real estate lease obligations (net)	217,929	-	-	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	8,661	3,305	188,821	43,564	30,561	17,734	1,504,525	41,223,419	422,144	-
Total Liabilities	**306,048**	**72,019**	**964,447**	**1,010,791**	**449,471**	**2,731,067**	**1,509,962**	**41,805,495**	**886,287**	**-**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	3,341,024	1,009,514	1,016,629	6,743,387	(986,099)	15,447,516	(238,028)	(72,722,882)	10,694,754	145,012
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**3,341,024**	**1,009,514**	**1,016,629**	**6,743,387**	**(986,099)**	**15,447,516**	**(238,028)**	**(72,722,882)**	**10,694,754**	**145,012**
Total Liabilities and Shareholders' Equity	**3,647,072**	**1,081,534**	**1,981,075**	**7,754,178**	**(536,627)**	**18,178,583**	**1,271,934**	**(30,917,388)**	**11,581,041**	**145,012**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 31 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 3/31/2026

	GOV NEW OPPTY LP REIT	GOV NEW OPPTY REIT	GPT Properties LLC	GPT Properties Trust	Grand Oak Circle Tampa LLC	Jan Davis Huntsville LLC	OPI 25 Exchange LLC	OPI AL Properties LLC	OPI BND Holdings Trust	OPI BND Properties LLC
	Case No. 25-90562	Case No. 25-90567	Case No. 25-90538	Case No. 25-90541	Case No. 25-90544	Case No. 25-90552	Case No. 25-90547	Case No. 25-90569	Case No. 25-90572	Case No. 25-90574
Cash and cash equivalents	-	-	-	-	-	-	22,176	-	-	9,038,905
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	-	-	28,861	6,089,537	664,498	408,154	4,037,422	64,981	-	21,369,329
Total Current Assets	**-**	**-**	**28,861**	**6,089,537**	**664,498**	**408,154**	**4,059,598**	**64,981**	**-**	**30,408,233**
Land	-	-	*2,618,281*	*41,704,569*	*1,100,000*	*1,501,255*	*26,025,942*	*2,293,870*	-	*41,059,701*
Buildings and improvements	-	-	*9,246,016*	*125,287,985*	*13,592,998*	*1,491,443*	*45,639,870*	*21,883,584*	-	*277,728,218*
Accumulated depreciation	-	-	*(1,412,586)*	*(39,057,500)*	*(5,202,624)*	*(287,753)*	*(13,172,232)*	*(7,460,782)*	-	*(85,216,742)*
Real estate properties (net)	-	-	10,451,711	127,935,055	9,490,374	2,704,946	58,493,579	16,716,672	-	233,571,178
Due from related parties	-	-	491,283	163,211,576	590,498	5,998,729	38,680,033	27,578,676	-	133,182,203
Deferred leasing costs (net)	-	-	-	2,081,151	188,486	-	1,841,640	-	-	14,136,808
Acquired real estate leases - net	-	-	-	4,150,201	-	1,629,293	659,806	752,051	-	3,610,947
Other assets (net)	-	-	(11,792,366)	(120,184,291)	(3,983,263)	(6,864,659)	(73,191,147)	(27,593,058)	-	(283,729,269)
Total Assets	**-**	**-**	**(820,510)**	**183,283,228**	**6,950,592**	**3,876,463**	**30,543,509**	**17,519,321**	**-**	**131,180,101**
Accounts payable and other liabilities	-	-	71,902	1,171,844	203,129	51,246	1,077,477	98,845	-	7,227,764
Due to related parties	-	-	-	-	-	-	30,687,431	-	-	21,544,009
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	156,031	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	*1,433,412*
Liabilities subject to compromise	-	-	224	175,659	16,857	7,789	129,706	32,924	-	409,609
Total Liabilities	**-**	**-**	**72,126**	**1,347,504**	**219,985**	**59,034**	**31,894,614**	**287,800**	**-**	**30,614,795**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	-	-	(892,637)	181,935,724	6,730,607	3,817,429	(1,351,105)	17,231,522	-	100,565,306
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**-**	**-**	**(892,637)**	**181,935,724**	**6,730,607**	**3,817,429**	**(1,351,105)**	**17,231,522**	**-**	**100,565,306**
Total Liabilities and Shareholders' Equity	**-**	**-**	**(820,510)**	**183,283,228**	**6,950,592**	**3,876,463**	**30,543,509**	**17,519,321**	**-**	**131,180,101**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 32 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 3/31/2026

	OPI Notex Holdings Trust Case No. 25-90554	OPI Notex Properties LLC Case No. 25-90550	OPI TRS Inc. Case No. 25-90529	OPI WF Borrower LLC Case No. 25-90577	OPI WF Holding LLC Case No. 25-90580	OPI WF Owner LLC Case No. 25-90583	Primerica Holdco LLC Case No. 25-90586	Santa Clara (Walsh) LLC Case No. 25-90589	SC Merger Sub LLC Case No. 25-90591	Schrock Road Columbus LLC Case No. 25-90553
Cash and cash equivalents	-	125,723	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	7,729,359	-	-	-	-
Rents receivable	-	27,953,323	-	-	-	38,754,359	-	1,421,712	-	170,442
Total Current Assets	**-**	**28,079,045**	**-**	**-**	**-**	**46,483,718**	**-**	**1,421,712**	**-**	**170,442**
Land	-	*36,462,190*	-	-	-	*98,527,272*	-	*6,686,964*	-	*716,285*
Buildings and improvements	-	*217,183,619*	-	-	-	*638,730,884*	-	*11,815,914*	-	*794,543*
Accumulated depreciation	-	*(55,379,039)*	-	-	-	*(164,147,965)*	-	*(2,055,320)*	-	*(310,823)*
Real estate properties (net)	-	198,266,769	-	-	-	573,110,191	-	16,447,558	-	1,200,005
Due from related parties	-	120,445,440	-	-	-	709,183,604	-	29,213,638	-	1,828,222
Deferred leasing costs (net)	-	19,731,539	-	-	-	13,872,162	-	1,591,740	-	348,712
Acquired real estate leases - net	-	11,648,491	-	-	-	51,087,860	-	759,292	-	-
Other assets (net)	-	(302,861,433)	-	-	-	(788,993,396)	-	(38,616,450)	-	(2,775,425)
Total Assets	**-**	**75,309,852**	**-**	**-**	**-**	**604,744,138**	**-**	**10,817,490**	**-**	**771,956**
Accounts payable and other liabilities	-	8,250,916	-	-	-	18,270,385	-	337,375	-	69,019
Due to related parties	-	46,140,075	22,327	-	-	3,860,725	-	-	-	-
Assumed real estate lease obligations (net)	-	113,302	-	-	-	6,113,789	-	-	-	-
Secured debt (net)	-	-	-	-	-	*424,328,196*	-	-	-	-
Liabilities subject to compromise	-	1,108,301	271,415	-	-	3,079,831	-	762	-	133
Total Liabilities	**-**	**55,612,595**	**293,742**	**-**	**-**	**455,652,927**	**-**	**338,137**	**-**	**69,152**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	-	19,697,257	(293,742)	-	-	149,091,211	-	10,479,352	-	702,804
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**-**	**19,697,257**	**(293,742)**	**-**	**-**	**149,091,211**	**-**	**10,479,352**	**-**	**702,804**
Total Liabilities and Shareholders' Equity	**-**	**75,309,852**	**-**	**-**	**-**	**604,744,138**	**-**	**10,817,490**	**-**	**771,956**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 33 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 3/31/2026

	SIR Campbell Place Inc.	SIR Centennial LLC	SIR Colorado Springs LLC	SIR Fort Mill LLC	SIR GP Redwood City LLC	SIR Holdings Corporation	SIR Irving (Freeport) LLC	SIR Johnston LLC	SIR Omaha LLC	SIR Operating Partnership LP
	Case No. 25-90535	Case No. 25-90595	Case No. 25-90598	Case No. 25-90559	Case No. 25-90561	Case No. 25-90563	Case No. 25-90539	Case No. 25-90566	Case No. 25-90568	Case No. 25-90571
Cash and cash equivalents	-	-	1,560,809	-	-	-	-	-	-	-
Restricted cash	-	-	10,812,588	-	-	-	-	-	-	-
Rents receivable	753,402	692,314	-	90,396	-	-	-	60,594	770,752	-
Total Current Assets	**753,402**	**692,314**	**12,373,397**	**90,396**	**-**	**-**	**-**	**60,594**	**770,752**	**-**
Land	*2,687,482*	*6,682,058*	-	*834,031*	-	-	*12,970,268*	*2,649,274*	*4,157,250*	-
Buildings and improvements	*3,409,718*	*10,863,437*	-	*3,034,769*	-	-	*32,417,689*	*7,996,883*	*8,686,400*	-
Accumulated depreciation	*(1,202,407)*	*(2,214,452)*	-	*(638,754)*	-	-	*(6,343,341)*	*(1,607,032)*	*(1,342,519)*	-
Real estate properties (net)	4,894,793	15,331,043	-	3,230,045	-	-	39,044,616	9,039,126	11,501,131	-
Due from related parties	2,182,856	-	12,005,500	4,682,700	-	-	36,884,894	22,448,907	27,056,105	-
Deferred leasing costs (net)	397,157	1,086,212	-	122,739	-	-	-	-	708,280	-
Acquired real estate leases - net	-	-	-	-	-	-	-	1,545,865	-	-
Other assets (net)	(5,476,458)	(20,241,138)	(10,065,676)	(6,225,803)	-	-	(62,627,299)	(26,360,575)	(30,658,699)	-
Total Assets	**2,751,751**	**(3,131,570)**	**14,313,220**	**1,900,077**	**-**	**-**	**13,302,211**	**6,733,918**	**9,377,569**	**-**
Accounts payable and other liabilities	247,625	889,320	-	103,211	-	-	478,506	284,028	208,961	-
Due to related parties	-	719,576	1,126,806	-	-	-	1,148,170	-	935,906	-
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	5,257	894,121	109,881	96,316	-	-	88,509	111	101,568	-
Total Liabilities	**252,882**	**2,503,017**	**1,236,686**	**199,527**	**-**	**-**	**1,715,185**	**284,139**	**1,246,435**	**-**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	2,498,869	(5,634,587)	13,076,534	1,700,550	-	-	11,587,027	6,449,779	8,131,134	-
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**2,498,869**	**(5,634,587)**	**13,076,534**	**1,700,550**	**-**	**-**	**11,587,027**	**6,449,779**	**8,131,134**	**-**
Total Liabilities and Shareholders' Equity	**2,751,751**	**(3,131,570)**	**14,313,220**	**1,900,077**	**-**	**-**	**13,302,211**	**6,733,918**	**9,377,569**	**-**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 34 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re: **Case No. 25-90530 (CML)**
Office Properties Income Trust, et al. Reporting Period: March 1, 2026 through March 31, 2026
Debtors

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 3/31/2026

	SIR Parsippany (Jefferson) LLC	**SIR Philadelphia LLC**	**SIR Properties REIT LLC**	**SIR Properties Trust**	**SIR Redwood City LP**	**SIR REIT New Braunfels LLC**	**SIR REIT Plano LLC**	**SIR Rocklin (Office) LLC**	**SIR San Jose LLC**	**SIR Santa Clara LP**
	Case No. 25-90542	Case No. 25-90549	Case No. 25-90575	Case No. 25-90579	Case No. 25-90582	Case No. 25-90545	Case No. 25-90585	Case No. 25-90588	Case No. 25-90548	Case No. 25-90592
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	-	-	2,829,490	416,407	154,455	144,986	1,175,678	-	(171,693)	17,968
Total Current Assets	**-**	**-**	**2,829,490**	**416,407**	**154,455**	**144,986**	**1,175,678**	**-**	**(171,693)**	**17,968**
Land	*4,543,015*	*5,573,288*	*9,318,246*	*14,038,798*	*14,453,262*	*4,964,936*	*6,819,428*	-	*12,304,407*	-
Buildings and improvements	*4,600,531*	*29,818,264*	*61,003,484*	*17,364,695*	*7,723,270*	*2,375,284*	*13,120,412*	-	*5,448,273*	-
Accumulated depreciation	*(1,103,860)*	*(5,726,301)*	*(15,954,107)*	*(4,684,545)*	*(1,551,821)*	*(295,764)*	*(1,893,997)*	-	*(1,169,375)*	-
Real estate properties (net)	8,039,685	29,665,251	54,367,623	26,718,948	20,624,711	7,044,456	18,045,842	-	16,583,304	-
Due from related parties	8,314,251	-	77,662,222	55,627,409	17,519,127	5,121,927	6,726,469	917,628	17,725,669	24,960,496
Deferred leasing costs (net)	-	-	756,487	-	150,186	389,724	3,636,339	-	1,297,695	-
Acquired real estate leases - net	-	-	3,359,971	1,367,547	-	-	-	-	736,193	-
Other assets (net)	(17,811,910)	(6,817,929)	(95,369,171)	(43,623,737)	(27,397,883)	(9,031,305)	(20,897,080)	-	(23,002,924)	-
Total Assets	**(1,457,973)**	**22,847,322**	**43,606,623**	**40,506,574**	**11,050,595**	**3,669,788**	**8,687,248**	**917,628**	**13,168,245**	**24,978,464**
Accounts payable and other liabilities	61,572	175,054	1,477,406	789,864	356,872	266,720	398,151	-	866,051	-
Due to related parties	354,488	1,186,773	-	-	473,964	-	5,280,411	-	365,868	-
Assumed real estate lease obligations (net)	-	-	163,999	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	13,184	19,037,331	704,590	18,542	353	562	401	-	3,538	-
Total Liabilities	**429,245**	**20,399,159**	**2,345,995**	**808,406**	**831,189**	**267,283**	**5,678,963**	**-**	**1,235,457**	**-**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	(1,887,218)	2,448,164	41,260,628	39,698,169	10,219,406	3,402,506	3,008,285	917,628	11,932,788	24,978,464
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**(1,887,218)**	**2,448,164**	**41,260,628**	**39,698,169**	**10,219,406**	**3,402,506**	**3,008,285**	**917,628**	**11,932,788**	**24,978,464**
Total Liabilities and Shareholders' Equity	**(1,457,973)**	**22,847,322**	**43,606,623**	**40,506,574**	**11,050,595**	**3,669,788**	**8,687,248**	**917,628**	**13,168,245**	**24,978,464**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 35 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 3/31/2026

	SIR Westford LLC Case No. 25-90597	Twelve24 Atlanta LLC Case No. 25-90600	West Java Sunnyvale LLC Case No. 25-90601
Cash and cash equivalents	-	-	-
Restricted cash	-	-	-
Rents receivable	-	5,376,059	3,269,009
Total Current Assets	**-**	**5,376,059**	**3,269,009**
Land	-	*13,040,272*	*24,608,813*
Buildings and improvements	-	*145,947,638*	*3,757,541*
Accumulated depreciation	-	*(21,211,209)*	*(841,577)*
Real estate properties (net)	-	137,776,700	27,524,777
Due from related parties	17,137,960	39,229,442	13,554,738
Deferred leasing costs (net)	-	122,182	1,897,264
Acquired real estate leases - net	-	21,187,470	802,142
Other assets (net)	-	(179,890,748)	(28,828,101)
Total Assets	**17,137,960**	**23,801,107**	**18,219,828**
Accounts payable and other liabilities	-	1,232,231	388,347
Due to related parties	-	-	-
Assumed real estate lease obligations (net)	-	-	-
Secured debt (net)	-	-	-
Liabilities subject to compromise	-	66,812	1,399
Total Liabilities	**-**	**1,299,043**	**389,746**
Common shares of beneficial interest	-	-	-
Additional paid in capital	-	-	-
Cumulative net income	17,137,960	22,502,064	17,830,082
Cumulative common distributions	-	-	-
Total Shareholders' Equity	**17,137,960**	**22,502,064**	**17,830,082**
Total Liabilities and Shareholders' Equity	**17,137,960**	**23,801,107**	**18,219,828**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 36 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re: **Case No. 25-90530 (CML)**
Office Properties Income Trust, et al. Reporting Period: March 1, 2026 through March 31, 2026
Debtors

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 3/1/2026 through 3/31/2026

	Office Properties Income Trust Case No. 25-90530	Government Properties Income Trust LLC Case No. 25-90536	112 Ave Miami LLC Case No. 25-90551	20 Mass Ave TRS Inc. Case No. 25-90565	3400 Plano TX LLC Case No. 25-90555	440 First Street LLC Case No. 25-90570	ACP East LLC Case No. 25-90573	Bayside Pkwy Fremont 2 LLC Case No. 25-90532	Burt Street Omaha LLC Case No. 25-90556	Clay Holdco LLC Case No. 25-90576
Rental Income	**-**	**808,856**	**305,398**	**3,756,647**	**158,030**	**690,922**	**60,916**	**241,342**	**226,739**	**-**
Real estate taxes	-	(107,873)	(40,302)	-	-	(108,221)	(6,189)	(20,197)	(22,926)	-
Utility expenses	-	(25,267)	(14,573)	-	-	(48,188)	(9,577)	-	-	-
Other operating expenses	-	(169,576)	(4,477)	(3,058,636)	(9,614)	(155,828)	(12,920)	(21,535)	(17,801)	-
Depreciation and amortization	-	(1,138,704)	(42,195)	-	(82,948)	(199,682)	(25,355)	(33,195)	(62,960)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(537,387)	(76,088)	(7,094)	(545)	(7,807)	(21,881)	(2,158)	(3,631)	(4,502)	-
Total Expenses	**(537,387)**	**(1,517,508)**	**(108,641)**	**(3,059,182)**	**(100,369)**	**(533,799)**	**(56,199)**	**(78,558)**	**(108,188)**	**-**
Operating Income	**(537,387)**	**(708,652)**	**196,758**	**697,466**	**57,661**	**157,122**	**4,717**	**162,785**	**118,551**	**-**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	78,211	17,627	-	1,277	-	4,451	-	-	-	-
Interest expense	(971,919)	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(1,752,188)	(3,027)	(284)	-	(313)	(876)	(86)	(145)	(180)	-
Income tax (expense) benefit	146,254	(18)	(2)	-	(2)	(5)	(1)	(1)	(1)	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**(3,037,028)**	**(694,071)**	**196,472**	**698,743**	**57,346**	**160,692**	**4,630**	**162,638**	**118,370**	**-**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 37 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 3/1/2026 through 3/31/2026

	Clay Road Houston LLC	CRI SIR LLC	Elliott Ave Seattle LLC	Ewing Holdco LLC	First Potomac DC Holdings, LLC	FP 11 Dupont Circle, LLC	FP 1211 Connecticut Avenue, LLC	FP 1401 K, LLC	FP 1775 Wiehle Avenue, LLC	FP 540 Gaither, LLC
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Rental Income	**192,703**	**-**	**661,740**	**-**	**-**	**826,218**	**226,170**	**396,249**	**262,029**	**212,849**
Real estate taxes	-	-	(141,428)	-	-	(76,407)	(61,023)	(72,157)	(24,283)	(36,121)
Utility expenses	-	-	5,007	-	-	(174,627)	(9,632)	(50,984)	(33,869)	(115,340)
Other operating expenses	(10,901)	-	(166,836)	-	-	(176,444)	(114,468)	(119,772)	(73,354)	(59,171)
Depreciation and amortization	(62,968)	-	(866,615)	-	-	(349,491)	(104,174)	(196,115)	(175,914)	(87,806)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(7,726)	-	(70,670)	-	-	(25,695)	(16,264)	(19,807)	(9,931)	(9,250)
Total Expenses	**(81,595)**	**-**	**(1,240,541)**	**-**	**-**	**(802,664)**	**(305,561)**	**(458,835)**	**(317,351)**	**(307,688)**
Operating Income	**111,108**	**-**	**(578,801)**	**-**	**-**	**23,554**	**(79,391)**	**(62,586)**	**(55,322)**	**(94,840)**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(309)	-	(2,830)	-	-	(1,029)	(651)	(793)	(398)	(370)
Income tax (expense) benefit	(2)	-	(17)	-	-	(6)	(4)	(5)	(2)	(2)
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**110,797**	**-**	**(581,648)**	**-**	**-**	**22,518**	**(80,047)**	**(63,384)**	**(55,722)**	**(95,212)**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 38 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 3/1/2026 through 3/31/2026

	FP 6310 Hillside Center, LLC	FP 6315 Hillside Center, LLC	FP 840 First Street, LLC	FP Atlantic Corporate Park, LLC	FP Patuxent Parkway, LLC	FP Redland Technology Center LLC	FP Sterling Park Land, LLC	GOV Lake Fairfax Inc.	GOV Lakewood Properties Trust	GOV NEW OPPTY LP
	Case No. 25-90594	Case No. 25-90543	Case No. 25-90587	Case No. 25-90531	Case No. 25-90546	Case No. 25-90533	Case No. 25-90596	Case No. 25-90599	Case No. 25-90560	Case No. 25-90564
Rental Income	**121,860**	**19,686**	**181,946**	**1,304,570**	**224,250**	**1,123,128**	**-**	**-**	**-**	**-**
Real estate taxes	(7,964)	(5,923)	(102,819)	(25,674)	(20,489)	(117,161)	(1,341)	(13,763)	(97,445)	-
Utility expenses	(21,693)	(11,021)	(185,825)	(46,573)	(41,693)	(413,203)	-	(39,330)	(3,938)	-
Other operating expenses	(21,059)	(22,616)	(97,868)	(134,510)	(94,104)	(184,966)	-	(24,509)	(15,341)	-
Depreciation and amortization	(23,589)	(9,293)	(185,225)	(115,741)	(83,081)	(439,558)	-	(134,417)	(12,647)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(1,316)	(1,401)	(34,577)	(12,710)	(7,624)	(25,261)	(293)	(18,745)	(7,040)	-
Total Expenses	**(75,621)**	**(50,253)**	**(606,314)**	**(335,209)**	**(246,991)**	**(1,180,149)**	**(1,634)**	**(230,763)**	**(136,410)**	**-**
Operating Income	**46,239**	**(30,567)**	**(424,368)**	**969,361**	**(22,742)**	**(57,021)**	**(1,634)**	**(230,763)**	**(136,410)**	**-**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(53)	(56)	(1,385)	(509)	(305)	(1,012)	(12)	(751)	(282)	-
Income tax (expense) benefit	(0)	(0)	(8)	(3)	(2)	(6)	(0)	(5)	(2)	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**46,186**	**(30,623)**	**(425,761)**	**968,849**	**(23,049)**	**(58,039)**	**(1,646)**	**(231,518)**	**(136,694)**	**-**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 39 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 3/1/2026 through 3/31/2026

	GOV NEW OPPTY LP REIT	GOV NEW OPPTY REIT	GPT Properties LLC	GPT Properties Trust	Grand Oak Circle Tampa LLC	Jan Davis Huntsville LLC	OPI 25 Exchange LLC	OPI AL Properties LLC	OPI BND Holdings Trust	OPI BND Properties LLC
	Case No. 25-90562	Case No. 25-90567	Case No. 25-90538	Case No. 25-90541	Case No. 25-90544	Case No. 25-90552	Case No. 25-90547	Case No. 25-90569	Case No. 25-90572	Case No. 25-90574
Rental Income	**-**	**-**	**32,950**	**1,609,893**	**171,595**	**86,719**	**1,115,867**	**286,465**	**-**	**3,398,940**
Real estate taxes	-	-	(5,947)	(230,305)	(18,734)	(15,391)	(86,921)	(11,067)	-	(379,326)
Utility expenses	-	-	(1,901)	(233,759)	(26,134)	-	(426,377)	(18,723)	-	(116,471)
Other operating expenses	-	-	(21,619)	(355,524)	(58,039)	(10,112)	(203,535)	(72,352)	-	(687,803)
Depreciation and amortization	-	-	(19,263)	(471,964)	(40,323)	(28,794)	(261,795)	(72,770)	-	(1,248,142)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	-	-	(2,746)	(42,357)	(3,608)	(2,379)	(23,869)	(6,706)	-	(91,795)
Total Expenses	**-**	**-**	**(51,476)**	**(1,333,910)**	**(146,838)**	**(56,677)**	**(1,002,499)**	**(181,618)**	**-**	**(2,523,537)**
Operating Income	**-**	**-**	**(18,526)**	**275,982**	**24,756**	**30,042**	**113,368**	**104,847**	**-**	**875,403**
Gain/loss on sale of real estate	-	-	-	260	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	2	-	-	14,873
Interest expense	-	-	-	-	-	-	(1,132,067)	-	-	(2,727,804)
Reorganization Items, net	-	-	(110)	(1,696)	(145)	(95)	(5,041,043)	(269)	-	(2,506,879)
Income tax (expense) benefit	-	-	(1)	(10)	(1)	(1)	(6)	(2)	-	(22)
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**-**	**-**	**(18,637)**	**274,536**	**24,611**	**29,946**	**(6,059,745)**	**104,577**	**-**	**(4,344,429)**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 40 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	**Case No. 25-90530 (CML)**
Office Properties Income Trust, et al.	Reporting Period: March 1, 2026 through March 31, 2026
Debtors	

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 3/1/2026 through 3/31/2026

	OPI Notex Holdings Trust	OPI Notex Properties LLC	OPI TRS Inc.	OPI WF Borrower LLC	OPI WF Holding LLC	OPI WF Owner LLC	Primerica Holdco LLC	Santa Clara (Walsh) LLC	SC Merger Sub LLC	Schrock Road Columbus LLC
	Case No. 25-90554	Case No. 25-90550	Case No. 25-90529	Case No. 25-90577	Case No. 25-90580	Case No. 25-90583	Case No. 25-90586	Case No. 25-90589	Case No. 25-90591	Case No. 25-90553
Rental Income	-	**4,284,690**	-	-	-	**8,456,756**	-	**216,799**	-	**42,512**
Real estate taxes	-	(395,606)	-	-	-	(1,092,009)	-	(29,805)	-	-
Utility expenses	-	(481,468)	-	-	-	(456,945)	-	-	-	-
Other operating expenses	-	(942,079)	14,598	-	-	(1,926,743)	-	(19,139)	-	(7,462)
Depreciation and amortization	-	(1,331,209)	-	-	-	(3,679,060)	-	(64,413)	-	(10,071)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	-	(115,541)	-	-	-	(250,980)	-	(7,037)	-	(1,634)
Total Expenses	-	**(3,265,902)**	**14,598**	-	-	**(7,405,737)**	-	**(120,394)**	-	**(19,167)**
Operating Income	-	**1,018,787**	**14,598**	-	-	**1,051,019**	-	**96,405**	-	**23,345**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	10	-	-	-	16,427	-	-	-	-
Interest expense	-	(4,234,993)	-	-	-	(4,346,662)	-	-	-	-
Reorganization Items, net	-	(5,251,654)	-	-	-	(2,437,127)	-	(282)	-	(65)
Income tax (expense) benefit	-	(28)	-	-	-	(60)	-	(2)	-	(0)
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	-	**(8,467,877)**	**14,598**	-	-	**(5,716,404)**	-	**96,122**	-	**23,280**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 41 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re: **Case No. 25-90530 (CML)**
Office Properties Income Trust, et al. Reporting Period: March 1, 2026 through March 31, 2026
Debtors

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 3/1/2026 through 3/31/2026

	SIR Campbell Place Inc. Case No. 25-90535	SIR Centennial LLC Case No. 25-90595	SIR Colorado Springs LLC Case No. 25-90598	SIR Fort Mill LLC Case No. 25-90559	SIR GP Redwood City LLC Case No. 25-90561	SIR Holdings Corporation Case No. 25-90563	SIR Irving (Freeport) LLC Case No. 25-90539	SIR Johnston LLC Case No. 25-90566	SIR Omaha LLC Case No. 25-90568	SIR Operating Partnership LP Case No. 25-90571
Rental Income	**110,320**	**162,268**	**73**	**64,323**	**-**	**-**	**-**	**238,058**	**102,718**	**-**
Real estate taxes	(15,263)	(76,356)	-	-	-	-	(73,929)	-	(24,993)	-
Utility expenses	(6,614)	(16,586)	-	-	-	-	(86,607)	-	(10,115)	-
Other operating expenses	(25,729)	(60,774)	-	(10,735)	-	-	(65,570)	(13,969)	(60,101)	-
Depreciation and amortization	(22,928)	(52,877)	-	(11,824)	-	-	(72,912)	(151,559)	(36,822)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(4,953)	(10,148)	-	(2,458)	-	-	(23,773)	(10,296)	(11,154)	-
Total Expenses	**(75,487)**	**(216,742)**	**-**	**(25,016)**	**-**	**-**	**(322,792)**	**(175,823)**	**(143,184)**	**-**
Operating Income	**34,833**	**(54,474)**	**73**	**39,307**	**-**	**-**	**(322,792)**	**62,235**	**(40,467)**	**-**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	33,033	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(198)	(406)	-	(98)	-	-	(952)	(412)	(447)	-
Income tax (expense) benefit	(1)	(2)	-	(1)	-	-	(6)	(2)	(3)	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**34,633**	**(54,882)**	**33,106**	**39,208**	**-**	**-**	**(323,749)**	**61,820**	**(40,916)**	**-**

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 42 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 3/1/2026 through 3/31/2026

	SIR Parsippany (Jefferson) LLC	SIR Philadelphia LLC	SIR Properties REIT LLC	SIR Properties Trust	SIR Redwood City LP	SIR REIT New Braunfels LLC	SIR REIT Plano LLC	SIR Rocklin (Office) LLC	SIR San Jose LLC	SIR Santa Clara LP
	Case No. 25-90542	Case No. 25-90549	Case No. 25-90575	Case No. 25-90579	Case No. 25-90582	Case No. 25-90545	Case No. 25-90585	Case No. 25-90588	Case No. 25-90548	Case No. 25-90592
Rental Income	**-**	**-**	**846,164**	**476,465**	**(37,057)**	**211,588**	**398,454**	**-**	**245,048**	**-**
Real estate taxes	(25,650)	(84,864)	(85,452)	(52,230)	(42,627)	(25,288)	(27,500)	-	(44,016)	-
Utility expenses	(14,381)	(80,080)	(46,597)	(27,000)	60,127	(22,814)	-	-	574	-
Other operating expenses	(40,781)	(58,989)	(222,308)	(68,404)	(39,555)	(52,885)	(123,772)	-	(35,841)	(69)
Depreciation and amortization	(14,124)	(76,616)	(391,574)	(131,026)	(22,147)	(19,687)	(82,239)	-	(37,156)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(9,316)	(21,096)	(23,482)	(15,480)	(9,348)	(4,138)	(6,626)	-	(9,265)	-
Total Expenses	**(104,252)**	**(321,645)**	**(769,412)**	**(294,141)**	**(53,549)**	**(124,811)**	**(240,137)**	**-**	**(125,704)**	**(69)**
Operating Income	**(104,252)**	**(321,645)**	**76,752**	**182,324**	**(90,607)**	**86,778**	**158,318**	**-**	**119,344**	**(69)**
Gain/loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	8	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(373)	(845)	(940)	(620)	(374)	(166)	(265)	-	(371)	-
Income tax (expense) benefit	(2)	(5)	(6)	(4)	(2)	(1)	(2)	-	(2)	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**(104,628)**	**(322,495)**	**75,813**	**181,701**	**(90,983)**	**86,611**	**158,051**	**-**	**118,971**	**(69)**

United States Bankruptcy Court Southern District of Texas Houston Division In re: Office Properties Income Trust, et al. Debtors Support Documentation to MOR - 3 Income Statement by Legal Entity For the period 3/1/2026 through 3/31/2026 Rental Income Real estate taxes Utility expenses Other operating expenses Depreciation and amortization Transaction related costs General and administrative Total Expenses Operating Income Gain/loss on sale of real estate Interest and other income Interest expense Reorganization Items, net Income tax (expense) benefit Equity in net losses of investees Net income (loss) available for common shareholders Case No. 25-90530 (CML) Reporting Period: March 1, 2026 through March 31, 2026 SIR Westford LLC Twelve24 Atlanta LLC West Java Sunnyvale LLC Case No. 25-90597 Case No. 25-90600 Case No. 25-90601 - 1,809,309 370,317 - (74,519) (34,130) - (48,625) (341) - (261,384) (36,816) - (577,654) (60,073) - - - - (44,610) (7,297) - (1,006,792) (138,658) - 802,517 231,659 - - - - - - - - - - (1,787) (292) - (11) (2) - - - - 800,720 231,365 Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 43 of 52

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: March 1, 2026 through March 31, 2026 Debtors Support Documentation to MOR - 4 Schedule of Prepetition Payments For the period 3/1/2026 through 3/31/2026 The Debtors hereby submit this attestation regarding prepetition payments payments during the period of March 1, 2026 through March 31, 2026. /s/ John R. Castellano April 30, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual All payments made by the Debtors on account of prepetition claims during the period of March 1, 2026 through March 31, 2026 were authorized under First Day Orders granted by the Bankruptcy Court. Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 44 of 52

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 45 of 52

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: March 1, 2026 through March 31, 2026

Support Documentation to MOR - 5
Schedule of Payments to Insiders
For the period 3/1/2026 through 3/31/2026

The Debtors hereby submit this attestation regarding insider payments payments during the period of March 1, 2026 through March 31, 2026. For additional information regarding the applicable reporting period and insider payment details, please refer to the Global Notes.

Legal Entity	Party Name	Description	Date	Sum of Amount
112 Ave Miami LLC	The RMR Group LLC	Business Management Fee	3/27/2026	5,660
112 Ave Miami LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	10,371
112 Ave Miami LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	8,286
20 Mass Ave TRS Inc.	Sonesta International	Hotel Management Fee	3/31/2026	2,182,519
3400 Plano TX LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	2
3400 Plano TX LLC	The RMR Group LLC	Business Management Fee	3/27/2026	6,229
3400 Plano TX LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	5,022
3400 Plano TX LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	4,101
440 First Street LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	32
440 First Street LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	513
440 First Street LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	2
440 First Street LLC	The RMR Group LLC	Business Management Fee	3/27/2026	17,458
440 First Street LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	96
440 First Street LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	41,111
440 First Street LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	19,470
440 First Street LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	200
ACP East LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	40
ACP East LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	490
ACP East LLC	The RMR Group LLC	Business Management Fee	3/27/2026	1,722
ACP East LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	6
ACP East LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	6,569
ACP East LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	1,580
ACP East LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	83
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	73
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	19
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Business Management Fee	3/27/2026	2,897
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	203
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	7,389
Bayside Pkwy Fremont 2 LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	1,303
Burt Street Omaha LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	276
Burt Street Omaha LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	19
Burt Street Omaha LLC	The RMR Group LLC	Business Management Fee	3/27/2026	3,592
Burt Street Omaha LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	4,781
Burt Street Omaha LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	5,869
Clay Road Houston LLC	The RMR Group LLC	Business Management Fee	3/27/2026	6,164
Clay Road Houston LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	3,522
Clay Road Houston LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	6,142
Elliott Ave Seattle LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	380
Elliott Ave Seattle LLC	The RMR Group LLC	Business Management Fee	3/27/2026	56,386
Elliott Ave Seattle LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	44,167
Elliott Ave Seattle LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	21,307
Elliott Ave Seattle LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	81
FP 11 Dupont Circle, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	32
FP 11 Dupont Circle, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	334
FP 11 Dupont Circle, LLC	The RMR Group LLC	Business Management Fee	3/27/2026	20,501
FP 11 Dupont Circle, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	15
FP 11 Dupont Circle, LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	28,472
FP 11 Dupont Circle, LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	16,681
FP 11 Dupont Circle, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	200
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	32
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	374
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	2
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Business Management Fee	3/27/2026	12,977
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	21
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	37,292
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	3,477
FP 1211 Connecticut Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	239
FP 1401 K, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	32
FP 1401 K, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	355
FP 1401 K, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	2
FP 1401 K, LLC	The RMR Group LLC	Business Management Fee	3/27/2026	15,803
FP 1401 K, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	21

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 46 of 52

Legal Entity	Party Name	Description	Date	Sum of Amount
FP 1401 K, LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	42,809
FP 1401 K, LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	10,554
FP 1401 K, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	764
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	187
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	2
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Business Management Fee	3/27/2026	7,924
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	6
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	18,329
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	8,413
FP 1775 Wiehle Avenue, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	12
FP 540 Gaither, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	186
FP 540 Gaither, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	429
FP 540 Gaither, LLC	The RMR Group LLC	Business Management Fee	3/27/2026	7,381
FP 540 Gaither, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	6
FP 540 Gaither, LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	17,925
FP 540 Gaither, LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	8,364
FP 540 Gaither, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	83
FP 6310 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	40
FP 6310 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	490
FP 6310 Hillside Center, LLC	The RMR Group LLC	Business Management Fee	3/27/2026	1,050
FP 6310 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	6
FP 6310 Hillside Center, LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	8,781
FP 6310 Hillside Center, LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	4,533
FP 6310 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	83
FP 6315 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	40
FP 6315 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	490
FP 6315 Hillside Center, LLC	The RMR Group LLC	Business Management Fee	3/27/2026	1,118
FP 6315 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	6
FP 6315 Hillside Center, LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	6,462
FP 6315 Hillside Center, LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	630
FP 6315 Hillside Center, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	83
FP 840 First Street, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	32
FP 840 First Street, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	335
FP 840 First Street, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	2
FP 840 First Street, LLC	The RMR Group LLC	Business Management Fee	3/27/2026	27,589
FP 840 First Street, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	21
FP 840 First Street, LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	37,494
FP 840 First Street, LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	5,632
FP 840 First Street, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	200
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	229
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	4
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Business Management Fee	3/27/2026	10,141
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	12
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	36,234
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	12,571
FP Atlantic Corporate Park, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	24
FP Patuxent Parkway, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	1,178
FP Patuxent Parkway, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	700
FP Patuxent Parkway, LLC	The RMR Group LLC	Business Management Fee	3/27/2026	6,083
FP Patuxent Parkway, LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	6
FP Patuxent Parkway, LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	24,418
FP Patuxent Parkway, LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	5,811
FP Patuxent Parkway, LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	83
FP Redland Technology Center LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	484
FP Redland Technology Center LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	738
FP Redland Technology Center LLC	The RMR Group LLC	Business Management Fee	3/27/2026	20,155
FP Redland Technology Center LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	18
FP Redland Technology Center LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	38,378
FP Redland Technology Center LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	34,702
FP Redland Technology Center LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	248
FP Sterling Park Land, LLC	The RMR Group LLC	Business Management Fee	3/27/2026	234
GOV Lake Fairfax Inc.	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	0
GOV Lake Fairfax Inc.	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	2
GOV Lake Fairfax Inc.	The RMR Group LLC	Business Management Fee	3/27/2026	14,956
GOV Lake Fairfax Inc.	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	6
GOV Lake Fairfax Inc.	The RMR Group LLC	Payroll & Benefits	3/27/2026	10,107
GOV Lakewood Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	19
GOV Lakewood Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	19
GOV Lakewood Properties Trust	The RMR Group LLC	Business Management Fee	3/27/2026	5,617
GOV Lakewood Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	58
GOV Lakewood Properties Trust	The RMR Group LLC	Payroll & Benefits	3/27/2026	12,754
Government Properties Income Trust LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	84
Government Properties Income Trust LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	816
Government Properties Income Trust LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	79
Government Properties Income Trust LLC	The RMR Group LLC	Business Management Fee	3/27/2026	60,310
Government Properties Income Trust LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	346
Government Properties Income Trust LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	22,415
Government Properties Income Trust LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	13,735
Government Properties Income Trust LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	282

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 47 of 52

Legal Entity	Party Name	Description	Date	Sum of Amount
GPT Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	327
GPT Properties LLC	The RMR Group LLC	Business Management Fee	3/27/2026	2,191
GPT Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	488
GPT Properties LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	7,484
GPT Properties LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	833
GPT Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	1,041
GPT Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	32
GPT Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	463
GPT Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	590
GPT Properties Trust	The RMR Group LLC	Business Management Fee	3/27/2026	33,796
GPT Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	116
GPT Properties Trust	The RMR Group LLC	Payroll & Benefits	3/27/2026	77,503
GPT Properties Trust	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	43,209
GPT Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	620
Grand Oak Circle Tampa LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	0
Grand Oak Circle Tampa LLC	The RMR Group LLC	Business Management Fee	3/27/2026	2,879
Grand Oak Circle Tampa LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	599
Grand Oak Circle Tampa LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	11,205
Grand Oak Circle Tampa LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	12,000
Jan Davis Huntsville LLC	The RMR Group LLC	Business Management Fee	3/27/2026	1,898
Jan Davis Huntsville LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	4,393
Jan Davis Huntsville LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	3,020
Office Properties Income Trust	Redan Advisors LLC	Independent Director Fees	3/6/2026	7,659
Office Properties Income Trust	TRP Advisors LLC	Independent Director Fees	3/6/2026	10,942
Office Properties Income Trust	Wildrose Partners LLC	Independent Director Fees	3/27/2026	7,659
OPI 25 Exchange LLC	Redan Advisors LLC	Independent Director Fees	3/6/2026	6,519
OPI 25 Exchange LLC	TRP Advisors LLC	Independent Director Fees	3/6/2026	9,313
OPI 25 Exchange LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	883
OPI 25 Exchange LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	1,040
OPI 25 Exchange LLC	The RMR Group LLC	Business Management Fee	3/27/2026	19,045
OPI 25 Exchange LLC	Wildrose Partners LLC	Independent Director Fees	3/27/2026	6,519
OPI 25 Exchange LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	2,070
OPI 25 Exchange LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	48,209
OPI 25 Exchange LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	20,210
OPI 25 Exchange LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	495
OPI AL Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	7,065
OPI AL Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	1,167
OPI AL Properties LLC	The RMR Group LLC	Business Management Fee	3/27/2026	5,350
OPI AL Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	489
OPI AL Properties LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	17,968
OPI AL Properties LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	8,354
OPI BND Properties LLC	Redan Advisors LLC	Independent Director Fees	3/6/2026	4,679
OPI BND Properties LLC	TRP Advisors LLC	Independent Director Fees	3/6/2026	6,684
OPI BND Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	342
OPI BND Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	1,241
OPI BND Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	2,990
OPI BND Properties LLC	The RMR Group LLC	Business Management Fee	3/27/2026	73,241
OPI BND Properties LLC	Wildrose Partners LLC	Independent Director Fees	3/27/2026	4,679
OPI BND Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	3,118
OPI BND Properties LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	138,883
OPI BND Properties LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	132,870
OPI BND Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	438
OPI Notex Properties LLC	Redan Advisors LLC	Independent Director Fees	3/6/2026	9,514
OPI Notex Properties LLC	TRP Advisors LLC	Independent Director Fees	3/6/2026	13,591
OPI Notex Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	1,016
OPI Notex Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	6,957
OPI Notex Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	450
OPI Notex Properties LLC	The RMR Group LLC	Business Management Fee	3/27/2026	92,187
OPI Notex Properties LLC	Wildrose Partners LLC	Independent Director Fees	3/27/2026	9,514
OPI Notex Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	1,172
OPI Notex Properties LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	194,784
OPI Notex Properties LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	135,781
OPI Notex Properties LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	577
OPI WF Owner LLC	Redan Advisors LLC	Independent Director Fees	3/6/2026	6,629
OPI WF Owner LLC	TRP Advisors LLC	Independent Director Fees	3/6/2026	9,469
OPI WF Owner LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	35,850
OPI WF Owner LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	2,129
OPI WF Owner LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	3,925
OPI WF Owner LLC	The RMR Group LLC	Business Management Fee	3/27/2026	200,252
OPI WF Owner LLC	Wildrose Partners LLC	Independent Director Fees	3/27/2026	6,629
OPI WF Owner LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	1,608
OPI WF Owner LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	250,168
OPI WF Owner LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	266,480
OPI WF Owner LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	5,926
Santa Clara (Walsh) LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	73
Santa Clara (Walsh) LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	19
Santa Clara (Walsh) LLC	The RMR Group LLC	Business Management Fee	3/27/2026	5,615
Santa Clara (Walsh) LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	146
Santa Clara (Walsh) LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	6,171

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 48 of 52

Legal Entity	Party Name	Description	Date	Sum of Amount
Santa Clara (Walsh) LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	6,626
Schrock Road Columbus LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	6
Schrock Road Columbus LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	6
Schrock Road Columbus LLC	The RMR Group LLC	Business Management Fee	3/27/2026	1,304
Schrock Road Columbus LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	32
Schrock Road Columbus LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	5,304
Schrock Road Columbus LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	1,245
SIR Campbell Place Inc.	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	73
SIR Campbell Place Inc.	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	287
SIR Campbell Place Inc.	The RMR Group LLC	Business Management Fee	3/27/2026	3,952
SIR Campbell Place Inc.	The RMR Group LLC	Payroll & Benefits	3/27/2026	8,680
SIR Campbell Place Inc.	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	3,117
SIR Centennial LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	19
SIR Centennial LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	45
SIR Centennial LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	19
SIR Centennial LLC	The RMR Group LLC	Business Management Fee	3/27/2026	8,097
SIR Centennial LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	328
SIR Centennial LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	16,358
SIR Centennial LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	2,116
SIR Centennial LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	151
SIR Fort Mill LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	0
SIR Fort Mill LLC	The RMR Group LLC	Business Management Fee	3/27/2026	1,961
SIR Fort Mill LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	4,834
SIR Fort Mill LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	2,086
SIR Irving (Freeport) LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	4,920
SIR Irving (Freeport) LLC	The RMR Group LLC	Business Management Fee	3/27/2026	18,968
SIR Irving (Freeport) LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	4,396
SIR Johnston LLC	The RMR Group LLC	Business Management Fee	3/27/2026	8,215
SIR Johnston LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	29
SIR Johnston LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	5,043
SIR Johnston LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	8,408
SIR Omaha LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	276
SIR Omaha LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	19
SIR Omaha LLC	The RMR Group LLC	Business Management Fee	3/27/2026	8,899
SIR Omaha LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	7,685
SIR Omaha LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	1,230
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	90
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	144
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Business Management Fee	3/27/2026	7,433
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	12,622
SIR Parsippany (Jefferson) LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	313
SIR Philadelphia LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	108
SIR Philadelphia LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	144
SIR Philadelphia LLC	The RMR Group LLC	Business Management Fee	3/27/2026	16,832
SIR Philadelphia LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	3,846
SIR Philadelphia LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	319
SIR Properties REIT LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	4,298
SIR Properties REIT LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	1,041
SIR Properties REIT LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	1,874
SIR Properties REIT LLC	The RMR Group LLC	Business Management Fee	3/27/2026	18,736
SIR Properties REIT LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	2,312
SIR Properties REIT LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	71,264
SIR Properties REIT LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	45,650
SIR Properties REIT LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	606
SIR Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	19
SIR Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	77
SIR Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	1,002
SIR Properties Trust	The RMR Group LLC	Business Management Fee	3/27/2026	12,351
SIR Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	1,655
SIR Properties Trust	The RMR Group LLC	Payroll & Benefits	3/27/2026	22,577
SIR Properties Trust	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	14,425
SIR Properties Trust	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	386
SIR Redwood City LP	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	73
SIR Redwood City LP	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	19
SIR Redwood City LP	The RMR Group LLC	Business Management Fee	3/27/2026	7,458
SIR Redwood City LP	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	641
SIR Redwood City LP	The RMR Group LLC	Payroll & Benefits	3/27/2026	6,171
SIR Redwood City LP	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	355
SIR REIT New Braunfels LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	420
SIR REIT New Braunfels LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	487
SIR REIT New Braunfels LLC	The RMR Group LLC	Business Management Fee	3/27/2026	3,302
SIR REIT New Braunfels LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	10,640
SIR REIT New Braunfels LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	4,796
SIR REIT New Braunfels LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	65
SIR REIT Plano LLC	The RMR Group LLC	Maintenance & Other Expenses	3/6/2026	100
SIR REIT Plano LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	51
SIR REIT Plano LLC	The RMR Group LLC	Business Management Fee	3/27/2026	5,286
SIR REIT Plano LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	17,122
SIR REIT Plano LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	10,431

Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 49 of 52

Legal Entity	Party Name	Description	Date	Sum of Amount
SIR REIT Plano LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	942
SIR San Jose LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	73
SIR San Jose LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	19
SIR San Jose LLC	The RMR Group LLC	Business Management Fee	3/27/2026	7,393
SIR San Jose LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	146
SIR San Jose LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	4,451
SIR San Jose LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	10,053
Twelve24 Atlanta LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	1,896
Twelve24 Atlanta LLC	The RMR Group LLC	Business Management Fee	3/27/2026	35,593
Twelve24 Atlanta LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	29,229
Twelve24 Atlanta LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	45,354
Twelve24 Atlanta LLC	The RMR Group LLC	Maintenance & Other Expenses	4/3/2026	2,344
West Java Sunnyvale LLC	The RMR Group LLC	Maintenance & Other Expenses	3/13/2026	73
West Java Sunnyvale LLC	The RMR Group LLC	Maintenance & Other Expenses	3/20/2026	19
West Java Sunnyvale LLC	The RMR Group LLC	Business Management Fee	3/27/2026	5,822
West Java Sunnyvale LLC	The RMR Group LLC	Maintenance & Other Expenses	3/27/2026	146
West Java Sunnyvale LLC	The RMR Group LLC	Payroll & Benefits	3/27/2026	3,899
West Java Sunnyvale LLC	The RMR Group LLC	Property Management & Construction Fees	3/27/2026	11,174

/s/ John R. Castellano
Signature of Authorized Individual

April 30, 2026
Date

John R. Castellano
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: March 1, 2026 through March 31, 2026 Debtors Support Documentation to MOR - 6 Schedule of Post-Petition Tax Payments For the period 3/1/2026 through 3/31/2026 The Debtors hereby submit this attestation regarding postpetition tax payments during the period of March 1, 2026 through March 31, 2026. The Debtors believe that they are current with respect to any postpetition Taxes and Fees that have come due. /s/ John R. Castellano April 30, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 50 of 52

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: March 1, 2026 through March 31, 2026 Debtors Support Documentation to MOR - 7 Schedule of Post-Petition Borrowing For the period 3/1/2026 through 3/31/2026 The Debtors hereby submit this attestation regarding postpetition borrowing during the period of March 1, 2026 through March 31, 2026. /s/ John R. Castellano April 30, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual On November 5, 2025, the Bankruptcy Court entered the Interim Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief [Docket No. 150] (the “Interim DIP Order”) authorizing the Debtors to enter into the DIP Documents (as defined in the Interim DIP Order) and obtain post-petition borrowing thereunder. On November 6, 2025, in accordance with the Interim DIP Order, the Debtors drew $10 million under the DIP Facility, net any fees payable to the DIP Agent and the DIP Lenders (each as defined in the Interim DIP Order). The Debtors received $9.7 million on November 6, 2025 into their Segregated Account (as defined in the Interim DIP Order). The Bankruptcy Court held the Final Hearing (as defined in the Final DIP Order) on January 28, 2026 and January 29, 2026, and on February 4, 2026, entered the Final Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; and (IV) Granting Related Relief (the “Final DIP Order”). By February 6, 2026, in accordance with the terms of the Final DIP Order, the Debtors drew $75 million under the DIP Facility. The Debtors received $64.3 million on February 6, 2026 into their Segregated Account, net any fees payable to the DIP Agent and the DIP Lenders and the amount of the Tranche A2 Term Loan (as defined in the Final DIP Order). The remaining $10.7 million amount of the Tranche A2 Term Loan was syndicated to eligible participants of the DIP Facility. The syndication process terminated on February 26, 2026, at 5:00 p.m. (prevailing Eastern Time), and the Debtors received the $10.7 million Tranche A2 Term Loan on March 13, 2026. Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 51 of 52

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: March 1, 2026 through March 31, 2026 Debtors Support Documentation to MOR - 8 Bank Statements and Bank Reconciliations For the period 3/1/2026 through 3/31/2026 The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank reconciliations and journal entries. /s/ John R. Castellano April 30, 2026 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual The Debtors’ standard practice is to ensure that bank reconciliations are completed as part of the month end close each reporting period. I attest that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices. The Debtors have seperately submitted bank statements for the Debtors' bank accounts covering the periods of March 1, 2026 through March 31, 2026 to the US Trustee. Case 25-90530 Document 1258 Filed in TXSB on 04/30/26 Page 52 of 52